EXHIBIT 1.01 TO FORM SD

CONFLICT MINERALS REPORT
OF JOY GLOBAL INC.

Introduction

This Conflict Minerals Report (“Conflict Minerals Report” or “Report”) of Joy Global Inc. and its subsidiaries (“Joy Global” or “Company”) was prepared pursuant to Rule 13p-1 (“Rule”) under the Securities Exchange Act of 1934 ( “SEC Act”) for the period January 1, 2015 to December 31, 2015 (“Reporting Year”). This Report and the Company’s Statement on Conflict Minerals are posted on the Company’s website (www.joyglobal.com, click on “Conflict Minerals” under “Suppliers” at the bottom of the home page).

The following terms used in this Report have the meanings given to such terms in Item 1.01 of Form SD: (i) conflict minerals, (ii) adjoining country, (iii) conflict minerals from recycled or scrap sources, and (iv) nationally or internationally recognized due diligence framework. As used in this Report, “Covered Countries” means the Democratic Republic of the Congo or an adjoining country, and references to “we,” “us” or “our” refers to the Company, unless otherwise specified or unless the context otherwise requires.

Joy Global manufactures and markets mining equipment and parts and certain products for other industrial applications. In June 2015, the Company acquired Montabert S.A.S., a French company that also manufactures certain mining and other industrial products. Based on the date of acquisition, this business is not included within the scope of any of the processes described below, and all references in this Report to Joy Global products, Company purchasing organizations and/or In-Scope Suppliers exclude Montabert S.A.S.’s products, purchasing organizations and suppliers.

To comply with our conflict minerals reporting obligations, the Company conducts a reasonable country of origin inquiry (“Reasonable Country of Origin Inquiry” or “RCOI”) to investigate suppliers of raw materials, products or components used to manufacture Joy Global products, or used to manufacture products which Joy Global has contracted to manufacture (collectively, “In-Scope Suppliers”). The RCOI is an integral part of our overall due diligence process, and is designed to determine whether any conflict minerals necessary to the production or functionality of Joy Global products may have originated in the Covered Countries or are from recycled or scrap sources. In the rest of this Report, references to “due diligence” include the RCOI. Our due diligence process conforms in all material respects to the Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (“OECD Guidelines”), as such OECD Guidelines apply to downstream companies such as Joy Global.

Part I of this Report describes the Company’s RCOI process to investigate our In-Scope Suppliers.

Part II of this Report details the Company’s due diligence process.

Part III of this Report details the results of our RCOI and due diligence, from which the Company has determined that conflict minerals necessary to the production or functionality of our products that may not be from recycled or scrap sources may have originated in the Covered Countries.

Part IV of this Report describes the steps the Company took during the Reporting Year, and has subsequently taken or may take, to improve its due diligence process.

Part I.     Reasonable Country of Origin Inquiry

During the Reporting Year, the Company manufactured or contracted to manufacture products for mining and industrial applications as listed in Exhibit A to this Report (“Joy Global products”). To determine if any such Joy Global products contained conflict minerals necessary to the functionality or production of those products, and whether any such conflict minerals may have originated in the Covered Countries, the Company conducted a Reasonable Country of Origin Inquiry as an integral part of our overall due diligence process described in Part II of this Report.

1.    The Company determined whether any Conflict Minerals in raw form were purchased for use in the Company’s manufacturing operations.

2.     The Company surveyed all In-Scope Suppliers to its operation in Longview, Texas that produces plate steel products (“Longview Steel Mill”) to determine whether any materials supplied by such In-Scope Suppliers contained Conflict Minerals that did not come from recycled or scrap sources.

3.    The Company surveyed all new In-Scope Suppliers and all existing In-Scope Suppliers that indicated in previous reporting years that their use of conflict minerals was “DRC conflict undeterminable.” In addition, the Company sent requests for updated survey information to all other existing In-Scope Suppliers.

4.    Data received from our In-Scope Suppliers regarding countries of origin of the conflict minerals contained in materials supplied to Joy Global was reviewed by a third-party service provider engaged by Joy Global to validate, to the extent possible, identified smelters’ sourcing countries of origin making use of the service provider’s proprietary database. In the rest of this Report, this third-party service provider is referred to as the “Validation Service”.

5.     Our RCOI revealed that conflict minerals contained in materials supplied to Joy Global may have originated in the Covered Countries, and the Company conducted further due diligence as described in Part II of this Report.

Part II. Due Diligence Process
The Company’s due diligence process was designed to: (1) establish strong company management systems; (2) identify and assess risk in the supply chain; (3) design and implement a strategy to respond to identified risks; (4) carry out independent third-party audit of smelter/refiner’s due diligence practices; and (5) report on supply chain due diligence.
The Company performed due diligence on all its In-Scope Suppliers.
1.    Establish Strong Company Management Systems
Conflict minerals compliance responsibilities were overseen by executive and management level officers of the Company and handled by a cross-functional and cross-regional team of employees from the Company’s Supply Chain, Purchasing, Legal, and Information Technology Departments (“Conflict Minerals Team”). The Company’s due diligence process was designed by subject matter experts from the Planning Group within the Company’s Supply Chain Department (“Supply Chain’s Planning Department”) and the Legal Department to conform in all material respects to the OECD Guidelines, as such OECD Guidelines apply to downstream companies such as Joy Global. Detailed timelines and step-by-step instructions for our due diligence process are set forth in the Company’s internal Conflict Minerals Guide to Data Collection and Filing of Form SD (“Company Guide”), which was prepared, and is maintained and administered, by Supply Chain’s Planning Department. The due diligence process was implemented by employees from the Company’s Supply Chain and Purchasing Departments for each Joy Global purchasing organization, under the management and oversight of Supply Chain’s Planning Department and the regional and business Supply Chain Directors for each purchasing organization. As used in this Report, references to “purchasing organizations” means the purchasing groups assigned to each Company manufacturing location.
Upon completion of the Company’s due diligence process, the Company’s Legal Department was responsible for drafting the Form SD and the Report based on information provided to it by Supply Chain’s Planning Department. As discussed below, the Legal Department was also responsible for reviewing alternative submissions from In-Scope Suppliers (in lieu of the Company’s Survey or established alternatives).
The Company also: (i) maintained on its website a Statement on Conflict Minerals; (ii) communicated its expectations regarding conflict minerals to its In-Scope Suppliers through contract terms that are required to be included in all master contracts and standard purchase order terms with In-Scope Suppliers as described below; (iii) included Conflict Minerals compliance in its Supplier Risk Assessments distributed quarterly to the Company’s top strategic In-Scope Suppliers; (iv)

required new In-Scope Supplier candidates to complete a Supplier Capability and Information Survey that includes a question on Conflict Minerals status, prior to accepting such candidates as an In-Scope Supplier; and (v) engaged a Validation Service to validate smelter information reported by In-Scope Suppliers.

2.     Identify and assess risk in the supply chain
To determine if Joy Global products contained conflict minerals necessary to the functionality or production of such products and whether any such conflict minerals may have originated in the Covered Countries, the Conflict Minerals Team:

•	Investigated whether any conflict minerals in raw form were purchased for use in the Company’s manufacturing operations.

•	Pursuant to a process set forth in the Company Guide, identified all In-Scope Suppliers worldwide and determined the appropriate type of annual information request for each In-Scope Supplier.

•
Sent the Company’s internally developed Web-based survey (“Survey”) to all new In-Scope Suppliers and all existing In-Scope Suppliers that responded in prior years that their use of conflict minerals was “DRC conflict undeterminable.” The Survey contains specific questions regarding the existence of conflict minerals in a supplier’s supplied materials, whether or not the conflict minerals are necessary to the functionality or production of the materials, whether or not the conflict minerals in the supplied materials originated in one of the Covered Countries, whether or not the conflict minerals in the supplied materials are from recycled or scrap sources, and the names of smelters or refiners of conflict minerals in the supplied materials sourced from any of the Covered Countries. The Survey was designed to be comparable to those portions of the CFSI Conflict Minerals Reporting Template which the Company deemed appropriate for the Company’s due diligence process to conform to the OECD Guidelines in all material respects for a downstream company such as Joy Global and to eliminate inconsistencies in responses by automatically providing drop-down questions and access to subsequent questions in the Survey based on answers to prior questions in the Survey. The Survey states that any In-Scope Supplier that itself sources materials, products, or components from other suppliers must send the Survey to its own In-Scope Suppliers in order to gather the data necessary to complete the Survey for Joy Global. The Survey has been translated into multiple languages as appropriate based on the primary languages utilized within the Company’s various purchasing organizations.

•	Sent the Survey to all In-Scope Suppliers to the Longview Steel Mill and obtained signatures from such suppliers for the certifications in the Survey.

•
Sent letters to all existing In-Scope Suppliers that previously responded that the materials they supplied to the Company did not contain conflict minerals or contained conflict minerals that were not sourced from the Covered Countries, advising that (i) no action was required if their previous response remained the same for the Reporting Year; or (ii) updated information must be provided if their previous response was no longer correct.

•	Compiled data received from In-Scope Suppliers via the Survey or alternative submissions as described below.

•
Minimal review of responses was required when In-Scope Suppliers used the Survey or a well-established alternative submission vehicle, such as the CFSI Conflict Minerals Reporting Template. Upon request, the Legal Department reviewed all other alternative submissions to determine if they were acceptable in both form and substance.

The Company also engaged a Validation Service to validate smelter information reported by In-Scope Suppliers, as described elsewhere in this Report.
3.    Design and Implement a Strategy to Respond To Identified Risks
The Company took the following steps to respond to identified risks in its supply chain:

•
On a weekly basis following the dispatch of our annual information requests, the status of In-Scope Supplier responses was tracked and reported via a dashboard maintained by Supply Chain’s Planning Department (“Dashboard”) and distributed to the Company’s Director of Global Procurement, Purchasing and Planning and the Legal Department.

•
All In-Scope Suppliers that did not complete the Survey or provide another acceptable response when a response was required, were placed in “Block Purchase” status in the Company’s Enterprise Resource Planning (“ERP”) systems. Purchasing organizations without an ERP system were required to take appropriate steps to ensure that further purchases were not made from blocked In-Scope Suppliers.

•	Conflict Minerals Team members certified that they correctly completed all required actions as set forth in the Company Guide or as directed by Supply Chain’s Planning Department.
4.     Carry Out Independent Third-Party Audit Of Smelter/Refiner’s Due Diligence Practices
The OECD Guidelines recommend that downstream companies such as Joy Global participate in and support the independent third-party audit of smelter’s and refiner’s due diligence practices through industry programs such as the CFSI Conflict Free Smelter Program. Accordingly, during the Reporting Year, the Company became a member of the CFSI and thereby supported the CFSI’s program to facilitate independent third-party audits of smelters and refiners.
During the Reporting Year, Joy Global also engaged a Validation Service to validate smelter data reported by its In-Scope Suppliers against the Validation Service’s proprietary database to match the reported smelters against the available lists of smelters that have been certified to be conflict free by internationally accepted audit standards. The Validation Service also provided country of origin data to the Company for the reported smelters, when available.
Part III. RCOI and Due Diligence Results
The following are the results of our due diligence process for the Reporting Year:

•	Our purchasing organizations determined that the Company did not purchase conflict minerals in raw form for use in our manufacturing operations during the Reporting Year.

•
All 23 In-Scope Suppliers to our Longview Steel Mill certified in writing that all materials they provided to the Longview Steel Mill either did not contain conflict minerals or were from recycled or scrap sources. The remaining results below do not include these In-Scope Suppliers.

•
A total of 5950 In-Scope Suppliers were sent our Survey or a letter requesting updated information if their previous response to our Survey that the materials they supplied to the Company did not contain conflict minerals or contained conflict minerals that were not sourced from the Covered Countries was no longer correct. A number of In-Scope Suppliers provided updated information.

•
We received Survey responses or acceptable alternative submissions, from 5387 In-Scope Suppliers. This represents 91% of the total number of such In-Scope Suppliers and 100% of the top-25 In-Scope Suppliers based on total expenditures from In-Scope Suppliers for the Reporting Year.

•	Some responses from In-Scope Suppliers were incomplete and/or indicated that use of conflict minerals in the materials they supplied to us could not be determined.

•
A total of 283 In-Scope Suppliers that responded said that materials they supplied to us contained necessary conflict minerals and, of these, 27 suppliers said that the materials they supplied to us contained conflict minerals sourced from the Covered Countries. Of these 27 suppliers, 12 stated that the smelters used to process the conflict minerals in the materials they supplied were listed by CFSI as compliant with the Conflict Free Smelter Program. None of the remaining 15 suppliers were able to identify all the smelters used to process the conflict minerals in the materials they supplied to us, or were unable to determine if the smelters used to process the conflict minerals in the materials they supplied to us were certified as conflict free by any internationally recognized auditing organization, such as CFSI.

•	Exhibit B to this Report includes information as follows:

i.	a list prepared by the Validation Service of all countries of origin of conflict minerals processed by the smelters reported by the 27 In-Scope Suppliers described above; and

ii.
a list of all the smelters and conflict minerals processed by the smelters reported by the 27 In-Scope Suppliers described above and, when available and if applicable, additional/corrected data from the Validation Service for each reported smelter consisting of official name, location, certifying organization, conflict minerals processed, and countries of origin for the conflict minerals processed. Entries in this list are blank or noted as “No Match” when the information was not reported by the applicable In-Scope Supplier and/or validation data was not available.

Information reported by the 27 In-Scope Suppliers was gathered and transmitted through multiple levels of our supply chain and, in some cases, such suppliers provided smelter data for their entire supply chain without identifying which smelters may have contributed conflict minerals to materials actually supplied to us. Accordingly, the presence of a smelter in Exhibit B does not necessarily mean that conflict minerals processed at that smelter were used in any materials supplied to us. In addition, some of the information reported by these suppliers was not able to be validated or was corrected by our Validation Service. The Company was not able to independently verify the accuracy of data from the Validation Service.

Based on the foregoing results of our due diligence process, except with respect to steel plate manufactured in our Longview Steel Mill, we are unable to make a reliable determination regarding (i) the origin of the conflict minerals contained in any Joy Global products or (ii) the conflict-free status of the conflict minerals contained in Joy Global products that may have been sourced from the Covered Countries. In accordance with guidance provided by the SEC’s staff in April 2014, the Company has not obtained an independent private sector audit of this Report, since the Company is not characterizing any of its products as “DRC conflict free”.

Efforts to Determine the Mine or Location of Origin with Greatest Possible Specificity

As described above, Joy Global requested information from our In-Scope Suppliers and engaged a Validation Service to validate the smelter data reported by our In-Scope Suppliers

Part IV. Steps to Improve Due Diligence

During the Reporting Period, Joy Global took the following steps to improve our due diligence process:

•	Joined the Conflict Free Sourcing Initiative

•	Engaged a Validation Service to validate smelter data reported by its In-Scope suppliers

•	Effective as of the 2016 reporting year:

i.	Adopted a formal Global Operating Procedure (“SOP”) to define the Company’s overall Conflict Minerals compliance process, including the due diligence process

ii.	Established a Steering Committee to provide guidance to, and oversight of, the Conflict Minerals Team

iii.	Appointed Executive Sponsors to provide leadership to the Conflict Minerals Team and the Steering Committee

EXHIBIT A to CONFLICT MINERALS REPORT

JOY GLOBAL PRODUCTS

Surface and Underground mining products (includes Hard Rock)	Non-mining products

Rotary Blasthole Drills
Electric Rope Shovels
Hybrid Excavators
Walking Draglines
Wheel Loaders
Crushing and Conveyor systems
Heavy Equipment Transportation Trailers
Motors
Mobile Bolters
Continuous Miners
Armoured Face Conveyors
Shearers
Powered Roof Supports
Stage Loaders and mobile tail pieces
Feeder-breakers
Entry drivers
Road Headers
Chain haulage systems
Battery haulers
Hydraulic Jumbo Drills
In-the-hole Production Drills
Flexible conveyor trains
Reclaim feeders
Hydraulic jumbo and production drills
Underground Loaders
Shaft sinking equipment
Underground Trucks and Utility Vehicles
Shuttle Cars
Raise Bore Products
Battery Haulers
Replacement parts and components for the above types of equipment

Climate Control products Log Stackers (forestry) Conveyors and Conveyor Systems Motors Replacement parts and components for the above types of equipment Steel Plate

EXHIBIT B to CONFLICT MINERALS REPORT

Countries of Origin for Conflict Minerals Processed by Reported Smelters

Metal	Mine Country	Country Code
GOLD	Argentina	ARG
GOLD	Armenia	ARM
GOLD	Australia	AUS
GOLD	Belgium	BEL
GOLD	Bolivia	BOL
GOLD	Brazil	BRA
GOLD	Canada	CAN
GOLD	Chile	CHL
GOLD	China	CHN
GOLD	DRC- Congo (Kinshasa)	DRC- Congo (Kinshasa)
GOLD	France	FRA
GOLD	Germany	DEU
GOLD	Guinea	GIN
GOLD	Hong Kong	HKG
GOLD	India	IND
GOLD	Indonesia	IDN
GOLD	Italy	ITA
GOLD	Japan	JPN
GOLD	Jersey	JEY
GOLD	Kazakhstan	KAZ
GOLD	Kyrgyzstan	KGZ
GOLD	Laos	LAO
GOLD	Malaysia	MYS
GOLD	Mexico	MEX
GOLD	Mongolia	MNG
GOLD	Mozambique	MOZ
GOLD	Papua New Guinea	PNG
GOLD	Peru	PER
GOLD	Philippines	PHL
GOLD	Portugal	PRT
GOLD	Recycle/Scrap	Recycle/Scrap
GOLD	Russia	RUS
GOLD	Saudi Arabia	SAU
GOLD	Singapore	SGP
GOLD	South Africa	ZAF
GOLD	South Korea	South Korea
GOLD	Spain	ESP
GOLD	Sweden	SWE
GOLD	Switzerland	CHE
GOLD	Taiwan	Taiwan
GOLD	Tajikistan	TJK
GOLD	Thailand	THA

Metal	Mine Country	Country Code
GOLD	Turkey	TUR
GOLD	United Arab Emirates	ARE
GOLD	United Kingdom	GBR
GOLD	United States	USA
GOLD	Uzbekistan	UZB
GOLD	Zambia	ZMB
TANTALUM	Australia	AUS
TANTALUM	Austria	AUT
TANTALUM	Belarus	BLR
TANTALUM	Bolivia	BOL
TANTALUM	Brazil	BRA
TANTALUM	Burundi	BDI
TANTALUM	Canada	CAN
TANTALUM	Chile	CHL
TANTALUM	China	CHN
TANTALUM	DRC- Congo (Kinshasa)	DRC- Congo (Kinshasa)
TANTALUM	Egypt	EGY
TANTALUM	Estonia	EST
TANTALUM	Ethiopia	ETH
TANTALUM	Germany	DEU
TANTALUM	India	IND
TANTALUM	Japan	JPN
TANTALUM	Kazakhstan	KAZ
TANTALUM	Malaysia	MYS
TANTALUM	Mexico	MEX
TANTALUM	Mozambique	MOZ
TANTALUM	Namibia	NAM
TANTALUM	Niger	NER
TANTALUM	Nigeria	NGA
TANTALUM	Peru	PER
TANTALUM	Portugal	PRT
TANTALUM	Recycle/Scrap	Recycle/Scrap
TANTALUM	Russia	RUS
TANTALUM	Rwanda	RWA
TANTALUM	Sierra Leone	SLE
TANTALUM	Spain	ESP
TANTALUM	Switzerland	CHE
TANTALUM	Thailand	THA
TANTALUM	United States	USA
TANTALUM	Zimbabwe	ZWE
TIN	Argentina	ARG
TIN	Australia	AUS
TIN	Belgium	BEL
TIN	Bolivia	BOL

Metal	Mine Country	Country Code
TIN	Brazil	BRA
TIN	Canada	CAN
TIN	Chile	CHL
TIN	China	CHN
TIN	DRC- Congo (Kinshasa)	DRC- Congo (Kinshasa)
TIN	Germany	DEU
TIN	Hong Kong	HKG
TIN	Indonesia	IDN
TIN	Japan	JPN
TIN	Kazakhstan	KAZ
TIN	Malaysia	MYS
TIN	Mexico	MEX
TIN	Morocco	MAR
TIN	Myanmar	MMR
TIN	Niger	NER
TIN	Nigeria	NGA
TIN	Papua New Guinea	PNG
TIN	Peru	PER
TIN	Philippines	PHL
TIN	Poland	POL
TIN	Portugal	PRT
TIN	Recycle/Scrap	Recycle/Scrap
TIN	Russia	RUS
TIN	Rwanda	RWA
TIN	Spain	ESP
TIN	Switzerland	CHE
TIN	Taiwan	Taiwan
TIN	Thailand	THA
TIN	United States	USA
TUNGSTEN	Argentina	ARG
TUNGSTEN	Australia	AUS
TUNGSTEN	Bolivia	BOL
TUNGSTEN	Brazil	BRA
TUNGSTEN	Canada	CAN
TUNGSTEN	Chile	CHL
TUNGSTEN	China	CHN
TUNGSTEN	DRC- Congo (Kinshasa)	DRC- Congo (Kinshasa)
TUNGSTEN	Estonia	EST
TUNGSTEN	Ethiopia	ETH
TUNGSTEN	Germany	DEU
TUNGSTEN	India	IND
TUNGSTEN	Indonesia	IDN
TUNGSTEN	Japan	JPN
TUNGSTEN	Mexico	MEX
TUNGSTEN	Mozambique	MOZ

Metal	Mine Country	Country Code
TUNGSTEN	Namibia	NAM
TUNGSTEN	Niger	NER
TUNGSTEN	Nigeria	NGA
TUNGSTEN	Papua New Guinea	PNG
TUNGSTEN	Peru	PER
TUNGSTEN	Portugal	PRT
TUNGSTEN	Recycle/Scrap	Recycle/Scrap
TUNGSTEN	Russia	RUS
TUNGSTEN	Rwanda	RWA
TUNGSTEN	Sierra Leone	SLE
TUNGSTEN	Spain	ESP
TUNGSTEN	Taiwan	Taiwan
TUNGSTEN	Thailand	THA
TUNGSTEN	United States	USA
TUNGSTEN	Vietnam	Vietnam
TUNGSTEN	Zimbabwe	ZWE

As used in the list below, “CFSP” means the Conflict-Free Sourcing Initiative Conflict-Free Smelter Program;  “LBMA” means the London Bullion Market Association Responsible Gold Program; and “RJC” means the Responsible Jewellery Council Chain of Custody Certification Program.

Smelter Data

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Gold	Advanced Chemical Company	Advanced Chemical Company	United States		USA
Gold	Ã–gussa Ã–sterreichische Gold- und Silber-Scheideanstalt GmbH	No Match
Gold	Aida Chemical Industries Co. Ltd.	Aida Chemical Industries Co. Ltd.	Japan	CFSP	BOL,CAN,ESP,JPN,PER,PRT, Recycle/Scrap
Gold	Aktyubinsk Copper Company TOO	No Match
Gold	Al Etihad Gold Refinery DMCC	No Match
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	CFSP,LBMA,RJC	DEU,JPN,Recycle/Scrap,THA
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	LBMA	CHN,MEX,UZB
Gold	AngloGold Ashanti Córrego do Sítio Mineração	AngloGold Ashanti Córrego do Sítio Mineração	Brazil	CFSP,LBMA	AUS,BRA,ZAF
Gold	ANZ(Australia and NewZraland Bancking Group)	No Match
Gold	Argor-Heraeus SA	No Match
Gold	Asahi Pretec Corporation	Asahi Pretec Corporation	Japan	CFSP,LBMA	ARG,AUS,BRA,CAN,CHL,GIN, HKG,JPN,MEX,PER,PNG,Recycle/Scrap,SGP,USA
Gold	Asahi Refining Canada Limited	Asahi Refining Canada Limited	Canada	CFSP
Gold	Asahi Refining Canada Limited	Johnson Matthey Ltd	United States	CFSP	AUS,CAN,CHN,HKG,MYS,USA
Gold	Asahi Refining USA Inc.	Johnson Matthey Inc	Canada
Gold	Asaka Riken Co Ltd	Asaka Riken Co Ltd	Japan	CFSP	ARM,JPN,MEX,Recycle/Scrap
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	No Match
Gold	Aurubis AG	Aurubis AG	Germany	CFSP,LBMA	CHN,DEU,HKG,Recycle/Scrap, USA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	No Match
Gold	Bauer Walser AG	No Match
Gold	Boliden AB	Boliden AB	Sweden	CFSP,LBMA	CAN,SWE
Gold	BRIGHT-E	No Match
Gold	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	Germany	CFSP,LBMA	DEU
Gold	Caridad	Caridad	Mexico		BOL,CHL,CHN,JPN,MEX
Gold	CCR Refinery - Glencore Canada Corporation	CCR Refinery - Glencore Canada Corporation	Canada	CFSP,LBMA	ARG,AUS,CAN,CHE,CHL,DEU, DRC- Congo (Kinshasa),JPN,PER,USA
Gold	Cendres + MÃtaux SA	No Match
Gold	Chimet S.p.A.	No Match
Gold	China Golddeal	No Match
Gold	China National Gold Group Corporation	China National Gold Group Corporation	China		CHN,MNG
Gold	Chugai Mining	Chugai Mining	Japan		CAN,JPN
Gold	Codelco	Codelco	Chile		CHL
Gold	Colt Refining	No Match
Gold	Daejin Indus Co., Ltd.	Daejin Indus Co. Ltd			JPN,South Korea

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Gold	DaeryongENC	DaeryongENC			South Korea
Gold	Daye Non-Ferrous Metals Mining Ltd.	No Match
Gold	Do Sung Corporation	Do Sung Corporation			Recycle/Scrap,South Korea
Gold	Doduco	No Match
Gold	DODUCO GmbH	No Match
Gold	Dongguan Standard Electronic Material.Co.,Ltd	No Match
Gold	Dowa	Dowa Mining Co., Ltd.	Japan	CFSP	CAN,HKG,IDN,JPN,MEX,USA
Gold	DSC (Do Sung Corporation)	Do Sung Corporation			Recycle/Scrap,South Korea
Gold	Eco-System Recycling Co., Ltd.	Eco-System Recycling Co., Ltd.	Japan	CFSP	BOL,CAN,JPN,Recycle/Scrap
Gold	Elemetal Refining, LLC	Elemetal Refining, LLC	United States	CFSP	BRA,HKG,IDN,JPN,KAZ,PHL,RUS,USA
Gold	Emirates Gold DMCC	No Match
Gold	Faggi Enrico S.p.A.	Faggi S.p.A.	Italy		ITA,Recycle/Scrap
Gold	FeinhÃtte HalsbrÃcke GmbH	No Match
Gold	Ferro Corporation	No Match
Gold	Fidelity Printers and Refiners Ltd.	No Match
Gold	FSE Novosibirsk Refinery	FSE Novosibirsk Refinery			ITA,RUS
Gold	Gansu Seemine Material Hi-Tech Co Ltd	No Match
Gold	Geib Refining Corporation	Geib Refining Corp	United States		CHN,USA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	The Great Wall Gold and Silver Refinery of China	China	LBMA	CHN
Gold	Guangdong Jinding Gold Limited	Guangdong Jinding Gold Limited	China		AUS,CHN,Taiwan
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	No Match
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	No Match
Gold	Heimerle + Meule GmbH	No Match
Gold	HeNan zhongyuan gold refinery	No Match
Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	China	CFSP,LBMA	AUS,CAN,CHE,CHN,DEU,FRA, HKG,JPN,LAO,MOZ,MYS,PER, PHL,SGP,Taiwan,THA,ZAF
Gold	Heraeus Precious Metals North America	Heraeus Precious Metals GmbH & Co. KG	Germany	CFSP,LBMA	AUS,BOL,CHE,CHL,CHN,DEU, HKG,JEY,MYS,PER,USA
Gold	HuaQing (ShenZhen) commerce company	No Match
Gold	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	China	CFSP
Gold	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Group Co., Ltd.	China		CHN
Gold	Hwasung CJ Co. Ltd	No Match
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China	LBMA	CHN,MEX,MNG
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	Japan	CFSP,LBMA
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	Turkey	CFSP,LBMA
Gold	Japan Mint	Japan Mint	Japan	CFSP,LBMA	JPN
Gold	Jiangxi Copper Company Limited	No Match
Gold	Johnson Matthey Inc.	Johnson Matthey Inc	Canada
Gold	Johnson Matthey Inc.	Johnson Matthey Ltd	United States	CFSP	AUS,CAN,CHN,HKG,MYS,USA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	No Match
Gold	JSC Uralelectromed	No Match
Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	Japan	CFSP,LBMA	CHL
Gold	Kaloti Precious Metals	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Gold	Kazakhmys Smelting LLC	No Match
Gold	Kazzinc Ltd	Kazzinc Inc.	Kazakhstan	CFSP,LBMA	AUS,KAZ,PER
Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	United States	CFSP,LBMA,RJC	JPN,USA
Gold	KGHM Polska Miedź Spółka Akcyjna	KGHM Polska Miedź Spółka Akcyjna	Poland
Gold	Kojima Chemicals Co., Ltd	Kojima Chemicals Co., Ltd	Japan	CFSP	JPN,
Gold	Korea Metal Co. Ltd	Korea Metal Co. Ltd			AUS,Recycle/Scrap,South Korea
Gold	Korea Zinc Co. Ltd.	No Match
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	No Match
Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	Kyrgyzstan	LBMA	AUS,BRA,KGZ
Gold	L' azurde Company For Jewelry	No Match
Gold	Lingbao Gold Company Limited	No Match
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	No Match
Gold	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.		CFSP,LBMA	AUS,BRA,CHL,HKG,IDN,IND,JPN,KAZ,PER,SGP,South Korea, USA,ZAF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	No Match
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	No Match
Gold	Materion	Materion	United States	CFSP	BRA,CAN,CHL,CHN,USA
Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHN,GBR,HKG,IDN, JPN,USA
Gold	Metahub Industries Sdn. Bhd.	Metahub Industries Sdn. Bhd.	Malaysia		Recycle/Scrap
Gold	METALÃšRGICA MET-MEX PEÃ‘OLES, S.A. DE C.V	No Match
Gold	Metalor Technologies (Hong Kong) Ltd.	Metalor Technologies (Hong Kong) Ltd	China	CFSP,LBMA,RJC	AUS,CHE,CHN,HKG,JPN,PER,USA
Gold	Metalor Technologies (Singapore) Pte. Ltd.	Metalor Technologies (Singapore) Pte. Ltd.	Singapore	CFSP,LBMA,RJC	CHE,CHN,SGP
Gold	Metalor Technologies (Suzhou) Ltd.	No Match
Gold	Metalor Technologies SA	Metalor Technologies SA	Switzerland	CFSP,LBMA,RJC	CAN,CHE,CHN,GBR,HKG,SWE, USA
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	United States	CFSP,LBMA,RJC	CAN,CHE,CHN,MEX,USA
Gold	Met-Mex Peñoles, S.A.	No Match
Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	Japan	CFSP,LBMA	ARG,AUS,CAN,CHL,CHN,IDN, PER,PNG,Recycle/Scrap
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,CHN,JPN
Gold	MK electron	No Match
Gold	MMTC-PAMP India Pvt., Ltd.	No Match
Gold	Morris and Watson	Morris and Watson Ltd			Recycle/Scrap
Gold	Moscow Special Alloys Processing Plant	No Match
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey	CFSP,LBMA	ARE,SAU
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	Uzbekistan	LBMA	AUS,CAN,CHL,IDN,JPN,PER,USA,UZB
Gold	Nihon Material Co., Ltd.	Nihon Material Co. LTD	Japan	CFSP,LBMA	AUS,CAN,JPN,MOZ
Gold	Ningbo Kangqiang	No Match
Gold	Ohio Precious Metals, LLC	Elemetal Refining, LLC	United States	CFSP	BRA,HKG,IDN,JPN,KAZ,PHL,RUS,USA
Gold	Ohura Precious Metal Industry Co., Ltd	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)		CFSP,LBMA	RUS
Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery			RUS
Gold	OJSC Novosibirsk Refinery	No Match
Gold	PAMP SA	No Match
Gold	Penglai Penggang Gold Industry Co Ltd	No Match
Gold	PRECIOUS METAL SALES CORP.	No Match
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals		CFSP	AUS,CHN,RUS
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	Indonesia	CFSP,LBMA	CHN,IDN
Gold	PX PrÃcinox SA	No Match
Gold	Rand Refinery (Pty) Ltd	No Match
Gold	Remondis Argentia B.V.	No Match
Gold	Republic Metals Corporation	No Match
Gold	Royal Canadian Mint	No Match
Gold	SAAMP	SAAMP	France
Gold	Sabin Metal Corp.	No Match
Gold	Samduck Precious Metals	No Match
Gold	SAMWON Metals Corp.	No Match
Gold	Sanmenxia HengSheng Science Technology R&D CO.LTD	No Match
Gold	SAXONIA Edelmetalle GmbH	No Match
Gold	Schone Edelmetaal B.V.	No Match
Gold	Scotia Mocatta	No Match
Gold	SEMPSA JoyerÃa PlaterÃa SA	No Match
Gold	Shandong penglai gold smelter	No Match
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	No Match
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	No Match
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	No Match
Gold	Shanghai Gold exchange	No Match
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD	No Match
Gold	Shenzhen Zhonghenglong Real Industry Co.,Ltd.	No Match
Gold	Sichuan Tianze Precious Metals Co., Ltd	No Match
Gold	Singway Technology Co., Ltd.	No Match
Gold	So Accurate Group, Inc.	No Match
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	No Match
Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	Taiwan	CFSP	CAN,CHN,HKG,Taiwan,USA
Gold	Sudan Gold Refinery	No Match
Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,IDN,JPN,PER,USA
Gold	Super Dragon Technology Co., Ltd.	Super Dragon Technology Co., Ltd.			CHN,Recycle/Scrap,Taiwan
Gold	Suzhou Xingrui Noble	No Match
Gold	T.C.A S.p.A	T.C.A S.p.A	Italy	CFSP,LBMA
Gold	Tai zhou chang san Jiao electron Co.,Ltd	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Gold	TAIZHOU CHANGSANJIAO ELECTRONIC CO.,LTD.	No Match
Gold	Tanaka Kikinzoku Kogyo K.K.	No Match
Gold	Technic Inc	No Match
Gold	The Great Wall Gold and Silver Refinery of China	The Great Wall Gold and Silver Refinery of China	China	LBMA	CHN
Gold	The Hutti Gold Company	No Match
Gold	The Hutti Gold Mines Co., Ltd.	No Match
Gold	The Refinery of Shandong Gold Mining Co. Ltd	The Refinery of Shandong Gold Mining Co. Ltd	China	CFSP,LBMA	CHN,PER
Gold	Tokuriki Honten Co., Ltd	No Match
Gold	Tongling Nonferrous Metals Group Co., Ltd.	No Match
Gold	Tony Goetz NV	Tony Goetz NV	Belgium
Gold	Torecom	No Match
Gold	Umicore Brasil Ltda	No Match
Gold	Umicore Precious Metal Refining	Umicore SA Business Unit Precious Metals Refining	Belgium	CFSP,LBMA
Gold	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	Thailand	CFSP,RJC	THA
Gold	Umicore SA Business Unit Precious Metals Refining	Umicore SA Business Unit Precious Metals Refining	Belgium	CFSP,LBMA
Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	United States	CFSP	AUS,BEL,CAN,CHN,RUS,THA,USA
Gold	Valcambi SA	No Match
Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	Australia	CFSP,LBMA	AUS,BOL,CHL,CHN,GIN,HKG, PER,PNG,South Korea
Gold	WIELAND Edelmetalle GmbH	No Match
Gold	Williams/ Williams Brewster	No Match
Gold	Yamamoto Precious Metal Co., Ltd.	No Match
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co., Ltd.	No Match
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	No Match
Gold	Yantai Zhaojinlufu	No Match
Gold	Yokohama Metal Co Ltd	Yokohama Metal Co Ltd	Japan	CFSP	BRA,CHN,JPN,MYS
Gold	Yunnan Copper Industry Co., Ltd.	No Match
Gold	Zhejiang suijin	No Match
Gold	Zhongkuang Gold Industry Co., Ltd.	No Match
Gold	Zhongshan Public Security Bureau, Guangdong Province ,China	No Match
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	No Match
Gold	Zijin Mining Group Co. Ltd	No Match
Tantalum	A&M Minerals Limited	No Match
Tantalum	AGL	No Match
Tantalum	Air Products and Chemicals, Inc.	No Match
Tantalum	Allied Material	A.L.M.T. Corp.	Japan	CFSP	AUS,CAN,CHN,ESP,JPN,PER,PRT,Taiwan,USA
Tantalum	ALMT	A.L.M.T. Corp.	Japan	CFSP	AUS,CAN,CHN,ESP,JPN,PER,PRT,Taiwan,USA
Tantalum	Alpha Metals	No Match
Tantalum	ANHUI HERRMAN IMPEX CO.,LTD	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tantalum	ANZ (AUSTRALIA AND NEW ZEALAND BANKING GROUP),Western Australian Mint	No Match
Tantalum	Arroz Corporation	No Match
Tantalum	ATI Tungsten Materials	Kennametal Fallon	United States	CFSP,TICMC	BOL,CHN,PRT,Recycle/Scrap, RUS,USA
Tantalum	Avon Specialty Metals Ltd	No Match
Tantalum	BÃ–HLER Schmiedetechn	No Match
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	China	CFSP	AUS,BRA,CAN,CHN,RUS,THA
Tantalum	Chaozhou Xianglu Tungsten Industry Co Ltd	No Match
Tantalum	China Minmetals Nonferrous Metals Co Ltd	China Minmetals Nonferrous Metals Co Ltd			CHN
Tantalum	China National Nonferrous Industry Corp.	Jiangxi Tungsten Industry Group Co Ltd	China		BOL,CAN,CHN,ESP,PER,PRT
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd	No Match
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CFSP,TICMC	CAN,CHN,PER,RUS,THA
Tantalum	Companhia Industrial Fluminense(CIF)	AMG Advanced Metallurgical Group	United States		BRA,ETH
Tantalum	Conghua Tantalum and Niobium Smeltry	No Match
Tantalum	D Block Metals, LLC	No Match
Tantalum	DAIDO STEEL	No Match
Tantalum	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	China	TICMC	CHN
Tantalum	Designed Alloys	No Match
Tantalum	Duoluoshan	Duoluoshan Sapphire Rare Metal Co., Ltd.	China	CFSP	BOL,BRA,CHN,ETH,IND,JPN,MYS,NER,NGA,RWA,THA
Tantalum	E.S.R. Electronics	E.S.R. Electronics	United States
Tantalum	Ethiopian Minerals Development Share Company	Ethiopian Minerals Development Share Company			CHN,ETH,USA
Tantalum	Exotech Inc.	Exotech Inc.	United States	CFSP	USA,
Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	China	CFSP	CHN,Recycle/Scrap,RUS
Tantalum	FIR Metals & Resource Ltd.	No Match
Tantalum	Fombell	No Match
Tantalum	Fuji Metal Mining Corp	No Match
Tantalum	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	China	CFSP	AUS,CHN
Tantalum	Fujian Nanping	No Match
Tantalum	GAM	No Match
Tantalum	Gannon & Scott	No Match
Tantalum	Ganzhou Grand Sea W & Mo Group Co Ltd	No Match
Tantalum	Ganzhou Huaxing Tungsten Products Co., Ltd.	No Match
Tantalum	Ganzhou Non-Ferrous Metals Smelting Co Ltd.	No Match
Tantalum	Ganzhou Seadragon W & Mo Co., Ltd.	No Match
Tantalum	Ganzhou Sinda W&Mo Co., Ltd.	No Match
Tantalum	Global Advanced Metals	No Match
Tantalum	Global Advanced Metals Aizu	No Match
Tantalum	Global Advanced Metals Boyertown	No Match
Tantalum	Global Tungsten & Powders Corp	No Match
Tantalum	Golden Egret	No Match
Tantalum	GTP Corp.	No Match
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Guangdong Zhiyuan New Material Co., Ltd.	China	CFSP	BRA,CHN,NGA,SLE

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tantalum	Guixi smelting plant	No Match
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	No Match
Tantalum	H.C. Starck Group	H.C. Starck Group	Germany		AUS,BOL,BRA,CAN,DEU, DRC- Congo (Kinshasa), EST, ETH,IND,JPN,KAZ,MOZ,NAM, RUS,RWA,SLE,THA,USA,ZWE
Tantalum	H.C. Starck Hermsdorf GmbH	No Match
Tantalum	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	Germany	CFSP
Tantalum	Han Sung Metar	No Match
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	No Match
Tantalum	Hi-Temp Specialty Metals, Inc.	Hi-Temp Specialty Metals, Inc.	United States	CFSP	AUS,BOL,BRA,CHN,ETH,IND, MOZ,NAM,RWA,SLE,USA,ZWE
Tantalum	Hunan Chenzhou Mining Group Co	Hunan Chenzhou Mining Group Co., Ltd.	China		CHN
Tantalum	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	China	CFSP	CHN,JPN
Tantalum	Innova Recycling GmbH	No Match
Tantalum	Jada Electronics Ltd.	No Match
Tantalum	Jade-Sterling	No Match
Tantalum	Japan New Metals Co LTd	Japan New Metals Co., Ltd.	Japan	CFSP	CAN,CHN,RUS,THA
Tantalum	JFE Steel Corporation	No Match
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., LTD	No Match
Tantalum	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China		BOL,CHN,DEU,PER,RUS
Tantalum	Jiangxi Tungsten Industry Group Co Ltd	Jiangxi Tungsten Industry Group Co Ltd	China		BOL,CAN,CHN,ESP,PER,PRT
Tantalum	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	China
Tantalum	Jiangxi Yichun	Shanghai Jiangxi Metals Co., Ltd.	China		CHN
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	CFSP	CHN
Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	China	CFSP	CHN,DRC- Congo (Kinshasa)
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	No Match
Tantalum	JX Nippon Mining & Metals Co., Ltd	JX Nippon Mining & Metals Co., Ltd.	Japan	CFSP,LBMA	CHL
Tantalum	Kanto Denka Kogyo Co., Ltd.	No Match
Tantalum	KEMET Blue Metals	KEMET Blue Metals	United States	CFSP	BDI,MEX,MOZ,NER,NGA,RWA
Tantalum	KEMET Blue Powder	No Match
Tantalum	Kennametal inc	Kennametal Fallon	United States	CFSP,TICMC	BOL,CHN,PRT,Recycle/Scrap, RUS,USA
Tantalum	King-Tan Tantalum Industry Ltd	King-Tan Tantalum Industry Ltd	China	CFSP	CHN,ETH
Tantalum	LSM Brasil S.A.	No Match
Tantalum	Luoyang Kewei Molybdenum & Tungsten Co. LTD	No Match
Tantalum	Maruichi Steel Tube Ltd. Co.	No Match
Tantalum	Materials Eco-Refining CO.,LTD	Materials Eco-Refining CO.,LTD			JPN,Recycle/Scrap
Tantalum	Matsuo Electric	No Match
Tantalum	METALDO Co., LTD.	No Match
Tantalum	Metallo Chimique	Metallo Chimique	Belgium		BEL,CHN,DRC- Congo (Kinshasa),MYS,PER,RUS,THA
Tantalum	Metallurgical Products India (Pvt.) Ltd.	Metallurgical Products India (Pvt.) Ltd.	India	CFSP	IND
Tantalum	Meterion Advanced Materials Thin Film Products	Materion	United States	CFSP	BRA,CAN,CHL,CHN,USA
Tantalum	Mineração Taboca S.A.	Mineração Taboca S.A.	Brazil	CFSP

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tantalum	Mitsui Mining & Smelting	Mitsui Mining and Smelting Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,CHN,JPN
Tantalum	Molycorp Silmet A.S.	No Match
Tantalum	Nanchang Cemented Carbide Limited Liability Company	China Minmetals Nonferrous Metals Co Ltd			CHN
Tantalum	Nantong Tongjie Electrical Co., Ltd.	No Match
Tantalum	NEC Tokin Electronics(Thailand)Co.,Ltd.	No Match
Tantalum	Newton, MA	No Match
Tantalum	NingHua XingluoKeng Tungsten Mining CO., LID	Xiamen Tungsten Co., Ltd.	China	CFSP	AUS,BOL,BRA,CAN,CHN,DEU, ESP,JPN,MEX,NER,NGA,PER,PRT,RUS,RWA,THA,USA,Vietnam
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	China	CFSP	AUS,BDI,BRA,CHE,CHN,ETH, MOZ,MYS,NER,NGA,RWA
Tantalum	Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	Japan	CFSP,LBMA	CHL
Tantalum	Nitora	No Match
Tantalum	Noventa	No Match
Tantalum	NTET, Thailand	No Match
Tantalum	Nuvoton Technology Corp.	No Match
Tantalum	ONE CO., LTD.	No Match
Tantalum	Plansee	Plansee	Austria		AUS,AUT,CHN,DEU,EGY,ETH, NER,NGA,RUS
Tantalum	PM Kalco Inc	No Match
Tantalum	Posco	No Match
Tantalum	PT Bangka Purta Karya	No Match
Tantalum	PT Koba Tin	PT Koba Tin	Indonesia		BOL,BRA,CAN,CHN,ESP,IDN,JPN,MYS,PER,PRT,Recycle/Scrap, RUS,Taiwan,THA
Tantalum	QuantumClean	No Match
Tantalum	REMELT SOURCES, INC.	No Match
Tantalum	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	Brazil	CFSP
Tantalum	RFH Tantalum Smeltry Co., Ltd	No Match
Tantalum	Rui Da Hung	No Match
Tantalum	SANDVIK HARD MAT.	No Match
Tantalum	Shanghai Jiangxi Metals Co. Ltd	Shanghai Jiangxi Metals Co., Ltd.	China		CHN
Tantalum	Solikamsk Magnesium Works OAO	No Match
Tantalum	Starck	No Match
Tantalum	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,IDN,JPN,PER,USA
Tantalum	Taki Chemicals	No Match
Tantalum	Talison Minerals Pty Ltd	No Match
Tantalum	Talley Metals	No Match
Tantalum	Tanco	No Match
Tantalum	Tantalite Resources	No Match
Tantalum	Tejing (Vietnam) Tungsten Co Ltd	No Match
Tantalum	Telex Metals	Telex Metals	United States	CFSP	KAZ,Recycle/Scrap,RUS,USA
Tantalum	ThyssenKrupp Steel	No Match
Tantalum	Tranzact, Inc.	No Match
Tantalum	Ulba	Ulba	Kazakhstan	CFSP	AUS,BDI,BLR,BRA,CAN,CHN,DRC- Congo (Kinshasa),ETH,JPN, KAZ,MOZ,RUS,RWA,USA,ZWE
Tantalum	Ulba Metallurgical Plant JSC	Ulba	Kazakhstan	CFSP	AUS,BDI,BLR,BRA,CAN,CHN,DRC- Congo (Kinshasa), ETH, JPN, KAZ,MOZ,RUS,RWA,USA,ZWE

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tantalum	UNION TOOL CO.LTD	No Match
Tantalum	VISHAY TANTALUM	No Match
Tantalum	WAM Technologies Taiwan Co.,Ltd.	No Match
Tantalum	WBH AG	No Match
Tantalum	Wolfram Bergbau und HÃtten AG	No Match
Tantalum	Wolfram Company CJSC	Wolfram Company CJSC			BRA,CAN,CHN,ETH,IND,NER, RUS,RWA,THA,USA
Tantalum	Xiamen Golden Egret Special Alloy Co. Ltd.	No Match
Tantalum	Xiamen Tungsten Co., Ltd	Xiamen Tungsten Co., Ltd.	China	CFSP	AUS,BOL,BRA,CAN,CHN,DEU, ESP,JPN,MEX,NER,NGA,PER,PRT, RUS,RWA,THA,USA,Vietnam
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	No Match
Tantalum	Yao gang xian mining	No Match
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	No Match
Tantalum	Zhuzhou Cemented Carbide	Zhuzhou Cemented Carbide	China	CFSP
Tin	5N Plus LÃbeck GmbH	No Match
Tin	A.E.B. International, Inc.	No Match
Tin	A.M.P.E.R.E. Deutsch	No Match
Tin	ABC	No Match
Tin	Academy Precious Metals (China) Co., Ltd.	No Match
Tin	AFICA	No Match
Tin	Ai-chia Industrial Co., Ltd.	No Match
Tin	AIM	No Match
Tin	AIM Group	No Match
Tin	AIM Solder (Shenzhen) Company Limited	No Match
Tin	AK Steel Corp.	No Match
Tin	Aleris	No Match
Tin	All armor Minoru industry (co ) Co., Ltd.	No Match
Tin	Allgemeine Gold-und Silberscheideanstalt	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	CFSP,LBMA,RJC	DEU,JPN,Recycle/Scrap,THA
Tin	Allied Material	A.L.M.T. Corp.	Japan	CFSP	AUS,CAN,CHN,ESP,JPN,PER,PRT,Taiwan,USA
Tin	Allied Metal Company	No Match
Tin	ALLTECH METAL	No Match
Tin	ALMAG	No Match
Tin	Almit	No Match
Tin	Alpha	No Match
Tin	Alpha Metals (Taiwan) Inc.	No Match
Tin	Alpha Metals Korea Ltd	No Match
Tin	Alrec	No Match
Tin	Aluminum Alloys Inc.	No Match
Tin	Aluminum Resourced	No Match
Tin	Amalgamated Metal Corporation PLC	No Match
Tin	American Iron & Metal Co. Inc	No Match
Tin	American Iron and Metal	No Match
Tin	Ami Bridge Enterprise Co., Ltd.	No Match
Tin	AMPERE	No Match
Tin	Ampere Polska Sp. z o.o.	No Match
Tin	An Thai Minerals Company Limited	No Match
Tin	An Vinh Joint Stock Mineral Processing Company	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	No Match
Tin	Anson Solder & Tin Products Made Ltd.	No Match
Tin	Aoki Laboratories Ltd.	No Match
Tin	Arcelor La Plaine	No Match
Tin	ArcelorMittal Burns Harbor	No Match
Tin	Arco Alloys	No Match
Tin	Asahi seiren Co.,Ltd	No Match
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	Asahi Pretec Corporation	Japan	CFSP,LBMA	ARG,AUS,BRA,CAN,CHL,GIN, HKG,JPN,MEX,PER,PNG,Recycle/Scrap,SGP,USA
Tin	Assaf Conductors Ltd.	No Match
Tin	ATI Metalworking Products	No Match
Tin	Atlantic Metals	No Match
Tin	Atlas Pacific	No Match
Tin	Atotech	No Match
Tin	Audiua, Escardida	No Match
Tin	AURA-II	No Match
Tin	Aurubis Netherlands	No Match
Tin	Ausmelt Limited	No Match
Tin	Average reduction	No Match
Tin	Ayrubis	Aurubis AG	Germany	CFSP,LBMA	CHN,DEU,HKG,Recycle/Scrap, USA
Tin	B T Solders Pvt Ltd	No Match
Tin	BALVER ZINN	No Match
Tin	Balver Zinn GmbH & Co.KG	No Match
Tin	Bangjia Island	No Match
Tin	BANKA	No Match
Tin	Baoshida Swissmetall	No Match
Tin	Befesa Aluminio, S.L.	No Match
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	No Match
Tin	Best Metais e Soldas S.A.	No Match
Tin	Bintulu	No Match
Tin	BNT Chemicals Gmbh	No Match
Tin	Boliden Bergsoe AB	Boliden AB	Sweden	CFSP,LBMA	CAN,SWE
Tin	Bonoka Beliting INDONESIA	No Match
Tin	BOYI METAL ELECTRO FTY.	No Match
Tin	BRIGHT-E	No Match
Tin	Brinkmann Chemie AG	No Match
Tin	Britannia Refined Metals Ltd.	No Match
Tin	Buhung Ind	No Match
Tin	Bukit Timah	PT Bukit Timah	Indonesia	CFSP	AUS,BOL,BRA,CAN,CHN,DRC- Congo (Kinshasa), IDN, MYS, PER,RUS
Tin	Butterworth Smelter	Malaysia Smelting Corporation (MSC)	Malaysia	CFSP	AUS,BOL,BRA,CAN,CHE,CHL, CHN,DRC- Congo (Kinshasa), ESP,IDN,JPN,MYS,NER,NGA,PER,PRT,RWA,THA
Tin	Canfield	No Match
Tin	CapXon(Hongyuan)	No Match
Tin	Cendres + Métaux S.A.	Cendres + Métaux S.A.	Switzerland		AUS,CHE,DEU,Recycle/Scrap
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	No Match
Tin	CHAINBOW	No Match
Tin	CHAN WEN COPPER INDUSTRY CO.,LTD.	No Match
Tin	ChaoYue	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Chemtreat Consultant	No Match
Tin	Chen Jung Metals	No Match
Tin	Chengfeng Metals Co Pte Ltd	No Match
Tin	Chenzhou Gold Arrow Solder CO.,Ltd	No Match
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	Chenzhou Yunxiang Mining and Metallurgy Company Limited	China
Tin	Chenzhou Yunxiang Mining Smelting Compang LTD	No Match
Tin	Chernan Technology co., ltd	No Match
Tin	CHIA FAR	No Match
Tin	China Hiroshima Xi Nandan	No Match
Tin	China Hongqiao Group Limited	No Match
Tin	China Nandan Set	No Match
Tin	China National Nonferrous Industry Corp.	Jiangxi Tungsten Industry Group Co Ltd	China		BOL,CAN,CHN,ESP,PER,PRT
Tin	China Rare Metal Materials Company	China Rare Metal Materials Company			CHN
Tin	China Steel Corporation	No Match
Tin	China Tin Group Co., LTD	China Tin Group Co., Ltd.	China	CFSP	AUS,BRA,CAN,CHN,DRC- Congo (Kinshasa),JPN
Tin	China YunXi mining	No Match
Tin	Chinalco LuoYang Copper Co., Ltd.	No Match
Tin	ChineseGuangxiNantansintertingroup	No Match
Tin	Chofu Works	No Match
Tin	Chorus Tata Steel	No Match
Tin	Chris Carkner	No Match
Tin	CHUTAN GANXIAN COUNTY, JIANGXI, China	No Match
Tin	CIMSA, S.A.	No Match
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CNMC (Guangxi) PGMA Co. Ltd.	China		CHN
Tin	Cofermetal	No Match
Tin	Colonial Metals Company	No Match
Tin	COME FM TIMAH	No Match
Tin	Constellium Extrusions Decin s.r.o.	No Match
Tin	Continental	No Match
Tin	CooÃrativa Produtores de Cassiterita	No Match
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	No Match
Tin	Cooper Santa	No Match
Tin	Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda	No Match
Tin	Cooperativa Metalurgica de Rondônia Ltda.	No Match
Tin	Cooperativa Produtores de Estanho	No Match
Tin	Cooperative Miners of Santa Cruz	No Match
Tin	COOPERMETAL - Cooperativa MetalÃrgica de Rondônia Ltda.	No Match
Tin	COPPER 100	No Match
Tin	CSC Pure Technologies	No Match
Tin	CUSTOM ALLOY LIGHT METALS INC	No Match
Tin	CV Ayi Jaya	CV Ayi Jaya	Indonesia	CFSP
Tin	CV Dua Sekawan	CV Dua Sekawan	Indonesia

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	CV Duta Putra Bangka	CV Duta Putra Bangka	Indonesia		CHN
Tin	CV Gita Pesona	No Match
Tin	CV JusTindo	No Match
Tin	CV Makmur Jaya	CV Makmur Jaya	Indonesia		IDN
Tin	CV Nurjanah	No Match
Tin	CV Serumpun Sebalai	No Match
Tin	CV Tiga Sekawan	CV Tiga Sekawan	Indonesia
Tin	CV United Smelting	CV United Smelting	Indonesia	CFSP	CHN,DRC- Congo (Kinshasa), IDN,JPN,MYS,PER
Tin	CV Venus Inti Perkasa	No Match
Tin	DAE CHANG IND CO LTD	No Match
Tin	Dae Kil	No Match
Tin	Daewoo International	No Match
Tin	Daiki Aluminium Industry Co., Ltd.	No Match
Tin	Darley Dale Smelter	No Match
Tin	Dawa Matals & Mining Co.,Ltd	Dowa Mining Co., Ltd.	Japan	CFSP	CAN,HKG,IDN,JPN,MEX,USA
Tin	Dede Kimya	No Match
Tin	Dickmann s.r.l.	No Match
Tin	Diehl Metall Aplications GmbH	No Match
Tin	Doctor of solder products Co., LTD	No Match
Tin	Doi field Metals Co., Ltd.	No Match
Tin	Doino Kinzoku	No Match
Tin	Dongbusteel	No Match
Tin	DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	No Match
Tin	Dongguan City JiuBo Electronic Science and Technology Co.,LTD	No Match
Tin	Dongguan Qiandao Tin Co., Ltd	No Match
Tin	DONGGUAN SOLME HARDWARE.CO.,LTD	No Match
Tin	Dongguan Yuecheng metal materials Co., Ltd.	No Match
Tin	DONGGUANG JINNJI PRECISION DIE MACHINE INC.	No Match
Tin	Dowa	Dowa Mining Co., Ltd.	Japan	CFSP	CAN,HKG,IDN,JPN,MEX,USA
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	No Match
Tin	DS	No Match
Tin	DUKSAN HI-METAL	No Match
Tin	Duoluoshan Sapphire Rare Metal Co. Ltd	Duoluoshan Sapphire Rare Metal Co., Ltd.	China	CFSP	BOL,BRA,CHN,ETH,IND,JPN,MYS,NER,NGA,RWA,THA
Tin	DYFENCO GREEN APPLIED MATERIAL CO., Ltd	No Match
Tin	Eagle Brass	No Match
Tin	Eastern Alloys	No Match
Tin	Ebara-Udylite	No Match
Tin	EFD INC.	No Match
Tin	Egli Fischer	No Match
Tin	Electroloy Coroperation Sdn Bhd	No Match
Tin	Electroloy Metal (Shenzhen) Co. ltd.	No Match
Tin	Electroloy Metal Co. Ltd	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	No Match
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy JSC	No Match
Tin	Elmet S.A. de C.V.	Elmet S.A. de C.V.
Tin	Elmet S.L.U. (Metallo Group)	No Match
Tin	EM Vinto	Empresa Metallurgica Vinto	Bolivia	CFSP	BOL,BRA,CAN,CHN,DEU,DRC- Congo (Kinshasa), IDN, MYS, PER,RUS
Tin	Essar Steel Algoma	No Match
Tin	Estanho de Rondônia S.A.	No Match
Tin	E-tech Philippines	No Match
Tin	Excellent resistance to copper (Suzhou) Co., Ltd.	No Match
Tin	Eximetal S.A.	No Match
Tin	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	China	CFSP	CHN,Recycle/Scrap,RUS
Tin	F.LLI COSTA	No Match
Tin	FA CHIA METAL	No Match
Tin	FeinhÃtte HalsbrÃcke GmbH	No Match
Tin	Feinhutte Halsbrucke GmbH	No Match
Tin	Felder GmbH - LÃttechnik	No Match
Tin	Fenix Metals	Fenix Metals	Poland	CFSP	BRA,POL,Recycle/Scrap
Tin	Ferro Alloys de MÃxico, S.A. de C.V.	No Match
Tin	First Copper Technology Co., Ltd.	No Match
Tin	Fuji Metal Mining Corp	No Match
Tin	Fukuoka,Japan	No Match
Tin	Full armor Industries (shares) Ltd.	No Match
Tin	Fundipar	No Match
Tin	Funsur	Minsur	Peru	CFSP	BOL,BRA,CAN,CHE,CHN,DRC- Congo (Kinshasa), IDN, MYS, PER,RWA,THA,USA
Tin	Furukawa Electric Co.,Ltd.	No Match
Tin	GA AVRIL	No Match
Tin	GALF S.R.L. SPECIAL ALUMINIUM ALLOYS	No Match
Tin	Gallatin Steel	No Match
Tin	Galloo N.V.	No Match
Tin	Galva-Metall GmbH	No Match
Tin	Ganzhou Huaxing Tungsten Products Co., Ltd.	No Match
Tin	Ganzhou Seadragon W & Mo Co., Ltd.	No Match
Tin	Ganzhou Sinda W&Mo Co., Ltd.	No Match
Tin	Ge Jiu Lian Chang	No Match
Tin	Gebrueder Kemper GMBH	No Match
Tin	Geib Refining Corp.	Geib Refining Corp	United States		CHN,USA
Tin	Geiju ye lian chang	No Match
Tin	Gejiu Fengming Metalurgy Chemical Plant	Gejiu Fengming Metalurgy Chemical Plant	China
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD	Gejiu Non-Ferrous Metal Processing Co. Ltd.	China	CFSP	BOL,BRA,CAN,CHN,IDN,JPN,PER
Tin	Gejiu Jin Ye Mineral Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co. Ltd.	China	CFSP	BOL,BRA,CAN,CHN,IDN,JPN,PER
Tin	Gejiu Kai Meng Industry and Trade LLC	No Match
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	Gejiu Non-Ferrous Metal Processing Co. Ltd.	China	CFSP	BOL,BRA,CAN,CHN,IDN,JPN,PER
Tin	Gejiu Yunxi Croup Corp	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Gejiu YunXin Colored Electrolysis Ltd	Gejiu Non-Ferrous Metal Processing Co. Ltd.	China	CFSP	BOL,BRA,CAN,CHN,IDN,JPN,PER
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	No Match
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	Gejiu Zi-Li	China		BRA,CHN
Tin	Gibbs Wire & Steel Co	No Match
Tin	Glencore	No Match
Tin	Gold Bell Group	No Match
Tin	Gomat-e-K.	No Match
Tin	Goodway	No Match
Tin	GRANDE	No Match
Tin	Grant Manufacturing and Alloying	No Match
Tin	Grik Perak Malaysia	No Match
Tin	Grillo Handel	No Match
Tin	Growing and Chemical (Suzhou) Co., Ltd.	No Match
Tin	Guamg Xi Liu Zhou	No Match
Tin	Guang Xi Hua Xi Corp	China Tin Group Co., Ltd.	China	CFSP	AUS,BRA,CAN,CHN,DRC- Congo (Kinshasa),JPN
Tin	GuangDong Jiatian Stannum Products Co., Ltd	No Match
Tin	Guangxi Huaxi Group Co.,Ltd	No Match
Tin	Guangxi Jin Lian	No Match
Tin	Guangxi Nonferrous Metals Group	No Match
Tin	Guangxi taixing electronic welding material co., LTD	No Match
Tin	Guangzhou Non-Ferrous Metals Research Institute	No Match
Tin	GUANGZHOU PACIFIC TINPLATE CO,.LTD.	No Match
Tin	Guangzhou Special Copper & Electronics material Co.,LTD	No Match
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	Guanyang Guida Nonferrous Metal Smelting Plant	China
Tin	Guest Chinese tin smelting Ltd.	No Match
Tin	Guixi Smelter	China Nonferrous Metal Mining (Group) Co., Ltd.			CHN,KGZ,TJK
Tin	H L Thorne	PREMIER METAL RECYCLERS LTD			Recycle/Scrap
Tin	H. Kramer & Co.	No Match
Tin	H.C. Starck Co. Ltd.	No Match
Tin	H.J.Enthoven & Sons	No Match
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	No Match
Tin	Hana-High Metal	No Match
Tin	Hanbaek nonferrous metals	No Match
Tin	Handok Metal Co., Ltd.	No Match
Tin	Hawkins, Inc.	No Match
Tin	Hayes Metals Pty Ltd	No Match
Tin	HeChi Metallurgical Chemical factory	No Match
Tin	Heesung Metal Ltd	No Match
Tin	Heimerle + Meule GmbH	No Match
Tin	HENAN ZHONGYUAN GOLD SMELTING LIMITED LIABILITY COMPANY	No Match
Tin	Heraeus Hanau	Heraeus Precious Metals GmbH & Co. KG	Germany	CFSP,LBMA	AUS,BOL,CHE,CHL,CHN,DEU, HKG,JEY,MYS,PER,USA
Tin	Heraeus Ltd Hong Kong	Heraeus Ltd. Hong Kong	China	CFSP,LBMA	AUS,CAN,CHE,CHN,DEU,FRA, HKG,JPN,LAO,MOZ,MYS,PER, PHL,SGP,Taiwan,THA,ZAF

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Heraeus Materials Singapore Pte, Ltd.	No Match
Tin	Heraeus Oriental Hitec Co., Ltd.	No Match
Tin	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	Germany	CFSP,LBMA	AUS,BOL,CHE,CHL,CHN,DEU, HKG,JEY,MYS,PER,USA
Tin	Heraeus Technology Center	Heraeus Ltd. Hong Kong	China	CFSP,LBMA	AUS,CAN,CHE,CHN,DEU,FRA, HKG,JPN,LAO,MOZ,MYS,PER, PHL,SGP,Taiwan,THA,ZAF
Tin	Heraeus Zhaoyuan Changshu Electronic Materials Co., Ltd	No Match
Tin	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	No Match
Tin	High Quality Technology Co., Ltd	No Match
Tin	Highjent Technology	No Match
Tin	High-Power Surface Technology	No Match
Tin	High-Tech Co., Ltd.	No Match
Tin	HIJOS DE JUAN DE GARAY	No Match
Tin	Hitachi Cable	No Match
Tin	Hitachi Chemical Co. America, Ltd.	No Match
Tin	Honeywell Electronic Materials	No Match
Tin	Hong-Qiao Co., Ltd.	No Match
Tin	HongQiao metal parts	No Match
Tin	Hua Eng Wire & Cable Co., Ltd.	No Match
Tin	HUAHONG CO., LTD	No Match
Tin	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	No Match
Tin	Huanggang Tongding	No Match
Tin	Huaxi Group of Nandan	No Match
Tin	Huaxi Guangxi Group	China Tin Group Co., Ltd.	China	CFSP	AUS,BRA,CAN,CHN,DRC- Congo (Kinshasa),JPN
Tin	HuaXi Metals Co.,Ltd	No Match
Tin	HuiChang Hill Tin Industry Co., Ltd.	HuiChang Hill Tin Industry Co., Ltd.	China
Tin	Huichang Jinshunda Tin Co. Ltd	No Match
Tin	Huizhou Tin High-tech Co., Ltd.	No Match
Tin	Hulterworth Smelter	No Match
Tin	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	China	CFSP	CHN,JPN
Tin	Hunan Xianghualing tin Co. ltd	Xianghualing Tin Co., Ltd.			CHN
Tin	Hyundai-Steel	No Match
Tin	IBF IND BRASILEIRA DE FERROLIGAS LTDA	No Match
Tin	IMC-MetalsAmerica, LLC	No Match
Tin	Impag AG	No Match
Tin	Impag AG CH-ZÃrich	No Match
Tin	Imperial Aluminum	No Match
Tin	Imperial Zinc, Corp.	No Match
Tin	Inbra Ind E Comercio De Metais LTDA	No Match
Tin	Incesa Comp. ElÃtricos Ltda	No Match
Tin	INCREASINGLY AND CHEMICAL (SUZHOU) CO., LTD	No Match
Tin	Ind. Minera Mexico	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Indonesia Tin Corp	No Match
Tin	Indra Eramulti Logam, IMLI	No Match
Tin	Industria Brasileira de Ferro Ligas Ltda	No Match
Tin	Ing.Josef KoÅÃnek	No Match
Tin	International Wire Group, Inc	No Match
Tin	IPS (Suzhou) New Materials Co. Ltd	No Match
Tin	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	Japan	CFSP,LBMA
Tin	Ishihara Chemical Co. Ltd.	No Match
Tin	ISHIKAWA METAL CO.,LTD.	No Match
Tin	i-TSCL	No Match
Tin	Izhevsk Electromechanical Plant Kupol	No Match
Tin	Jan Jang	No Match
Tin	Japan Chofu manufacturing plant	No Match
Tin	Japan Copper and Brass Co., Ltd.	No Match
Tin	Japan Ferrar Metals	No Match
Tin	Japan New Metals Co Ltd	Japan New Metals Co., Ltd.	Japan	CFSP	CAN,CHN,RUS,THA
Tin	Japan Refining Co., Ltd.	No Match
Tin	JAU JANQ ENTERPRISE CO., LTD.	No Match
Tin	Jean Goldcchmidt International SA	No Match
Tin	JFE Steel Corporation	No Match
Tin	Jia Tian	No Match
Tin	Jiangmen Huayuan Industry Co. Ltd	No Match
Tin	Jiangsu Xinhai Copper Co.,Ltd.	No Match
Tin	Jiangxi Copper Company Limited	No Match
Tin	JiangXi JiaWang	No Match
Tin	Jiangxi Jinshunda Tin Co. Ltd.	No Match
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	Jiangxi Ketai Advanced Material Co., Ltd.	China	CFSP	CHN,
Tin	Jiangxi Nanshan	No Match
Tin	Jiangxi Tungsten Industry Group Co Ltd	Jiangxi Tungsten Industry Group Co Ltd	China		BOL,CAN,CHN,ESP,PER,PRT
Tin	Jin Li Chang	No Match
Tin	Jin Tian	No Match
Tin	Jin Zhou	No Match
Tin	Johnson Matthey Inc	Johnson Matthey Inc	Canada
Tin	JU TAI INDUSTRIAL CO.,LTD.	No Match
Tin	JX Nippon Mining & Metals Co., Ltd	JX Nippon Mining & Metals Co., Ltd.	Japan	CFSP,LBMA	CHL
Tin	Kai Union Industry and Trade Co., Ltd	No Match
Tin	Kai Unita Trade Limited Liability Company	No Match
Tin	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	No Match
Tin	Kalas Wire	No Match
Tin	KARAS PLATING LTD	No Match
Tin	Katabang	No Match
Tin	Katapang	No Match
Tin	Keeling & Walker Limited	No Match
Tin	Kester inc	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Ketabang	No Match
Tin	Kewei Tin Co.,ltd	No Match
Tin	KIESOW DR. BRINKMANN	No Match
Tin	KIHONG T & G	No Match
Tin	Kitts Metal Works	No Match
Tin	Kiyomine Metal Industry Co.,Ltd.	No Match
Tin	KME Brass Germany GmbH	No Match
Tin	KME BRASS ITALY	No Match
Tin	KME France	No Match
Tin	Koalco Co., Ltd.	No Match
Tin	Kobe Steel, Ltd.	No Match
Tin	Koepp Schaum GmbH	No Match
Tin	Kojima Chemical Co., Ltd.	Kojima Chemicals Co., Ltd	Japan	CFSP	JPN
Tin	KOKI Company Ltd.	No Match
Tin	Koki Products Co.,Ltd	No Match
Tin	KOVOHUTÄš PÅ˜ÃBRAM NÃSTUPNICKÃ, A.S.	No Match
Tin	Kunming High-tech Industrial Developing Area	No Match
Tin	Kunshan concentric surface technology co., LTD	No Match
Tin	KUNSHAN SHING LEE SOLDER MANUFACTURING CO.,LTD.	No Match
Tin	Kuntai	No Match
Tin	Kupol	No Match
Tin	Kyocera Corporation	No Match
Tin	Laibin China Tin Smelting Co., Ltd.	China Tin Group Co., Ltd.	China	CFSP	AUS,BRA,CAN,CHN,DRC- Congo (Kinshasa),JPN
Tin	Laibin Huaxi Smelterring Co.,Ltd	China Tin Group Co., Ltd.	China	CFSP	AUS,BRA,CAN,CHN,DRC- Congo (Kinshasa),JPN
Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.	No Match
Tin	Laybold	No Match
Tin	Lee Cheong Gold	No Match
Tin	Lee established a solder Manufacturing Co., Ltd. Kunshan	No Match
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	No Match
Tin	Leybold Co., Ltd.	No Match
Tin	LG INTERNATIONAL CORP	No Match
Tin	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	No Match
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	No Match
Tin	Linwu Xianggui Smelter Co	No Match
Tin	LiQiao plating	No Match
Tin	Liuzhou China Tin	China Tin Group Co., Ltd.	China	CFSP	AUS,BRA,CAN,CHN,DRC- Congo (Kinshasa),JPN
Tin	Liuzhou Smelter	China Tin Group Co., Ltd.	China	CFSP	AUS,BRA,CAN,CHN,DRC- Congo (Kinshasa),JPN
Tin	LMD	No Match
Tin	LS-Nikko Copper Inc.	LS-NIKKO Copper Inc.		CFSP,LBMA	AUS,BRA,CHL,HKG,IDN,IND,JPN,KAZ,PER,SGP,South Korea,USA,ZAF
Tin	LUPON ENTERPRISE CO., LTD	No Match
Tin	M&R Claushuis BV	No Match
Tin	Ma On Shuguang Smelting Plant	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	MacDermid GmbH	No Match
Tin	Magnesium Elekton Inc.	No Match
Tin	Magnu's Minerais Metais e Ligas LTDA	No Match
Tin	Malaysia Smelting Corp	Malaysia Smelting Corporation (MSC)	Malaysia	CFSP	AUS,BOL,BRA,CAN,CHE,CHL, CHN,DRC- Congo (Kinshasa), ESP,IDN,JPN,MYS,NER,NGA,PER,PRT,RWA,THA
Tin	MANAAS MEYERLARGICAL	No Match
Tin	Maruichi Steel Tube Ltd. Co.	No Match
Tin	Materials Eco-Refining CO.,LTD	Materials Eco-Refining CO.,LTD			JPN,Recycle/Scrap
Tin	Matsuda Sangyo Co. Ltd	Matsuda Sangyo Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHN,GBR,HKG,IDN, JPN,USA
Tin	Matsuo Solder Co., Ltd.	No Match
Tin	Matsushima Metals Co., Ltd.	No Match
Tin	MBO	No Match
Tin	MCP Metal Specialist Inc.	No Match
Tin	MCP Mining & Chemical Products Ltd UK	No Match
Tin	Mecomsa, S.A. de C.V.	No Match
Tin	MEDEKO CAST s.r.o.	No Match
Tin	Melt Metais e Ligas S/A	No Match
Tin	Meng neng	No Match
Tin	metaconcept france	No Match
Tin	Metahub Industries Sdn. Bhd.	Metahub Industries Sdn. Bhd.	Malaysia		Recycle/Scrap
Tin	Met-AL	No Match
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	No Match
Tin	Metallic Resources Inc	Metallic Resources, Inc.		CFSP
Tin	Metallo Chimique	Metallo Chimique	Belgium		BEL,CHN,DRC- Congo (Kinshasa), MYS,PER,RUS,THA
Tin	Metallo-Chimique N.V.	No Match
Tin	Metallum Metal Trading AG CH-Regendorf	No Match
Tin	Metalor Chimique	Metallo Chimique	Belgium		BEL,CHN,DRC- Congo (Kinshasa), MYS,PER,RUS,THA
Tin	Metalor Technologies SA	Metalor Technologies SA	Switzerland	CFSP,LBMA,RJC	CAN,CHE,CHN,GBR,HKG,SWE, USA
Tin	Metropolitan Alloys Corp	No Match
Tin	Midland Industries	No Match
Tin	Mihara Kinzoku Kogyo Co.,Ltd.	No Match
Tin	Millard Wire	No Match
Tin	Minchali Metal industry Co. Ltd.	No Match
Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	Brazil	CFSP	BRA,THA
Tin	Mineral-Metal s.r.o.	No Match
Tin	Ming Li Jia smelt Metal Factory	No Match
Tin	Minmetals Ganzhou Tin Co. Ltd.	Minmetals Ganzhou Tin Co. Ltd.			IDN
Tin	Minsur	Minsur	Peru	CFSP	BOL,BRA,CAN,CHE,CHN,DRC- Congo (Kinshasa), IDN, MYS, PER,RWA,THA,USA
Tin	Mits-Tec (Shanghai) Co. Ltd.	No Match
Tin	Mitsubishi	Mitsubishi Materials Corporation	Japan	CFSP,LBMA	ARG,AUS,CAN,CHL,CHN,IDN, PER,PNG,Recycle/Scrap
Tin	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,CHN,JPN
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	Mitsui Mining and Smelting Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,CHN,JPN

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	MK Electronics	No Match
Tin	Monette	No Match
Tin	Multiple Xin precision metal electroplating factory	No Match
Tin	N.E. CHEMCAT CORPORATION	No Match
Tin	Nancang Metal Material Co.,Ltd	No Match
Tin	NanJing DaMai Science Technology Industry Co.,LTD	No Match
Tin	Nanjing Xin Ying Technology Co,Ltd	No Match
Tin	Nankang Nanshan Tin Manufactory Co Ltd	No Match
Tin	Nanshan Tin	No Match
Tin	Nathan Trotter & Company	Nathan Trotter & Co., Inc.			CHN,PER,USA
Tin	Neuhaus	No Match
Tin	New Mining Co., Ltd.	No Match
Tin	Ney Metals and Alloys	No Match
Tin	NGHE TIN NON-FERROUS METAL	No Match
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	No Match
Tin	Nihon Genma MFG Co., Ltd.	No Match
Tin	NIHON HANDA Co.,Ltd.	No Match
Tin	Nihon Kagaku Sangyo Co., Ltd	No Match
Tin	Nihon Superior Co., Ltd.	No Match
Tin	NINGBO CITY CHANGZHEN COPPER CO.,LTD	No Match
Tin	Ningbo Jintian Copper (Group) Company Limited	No Match
Tin	NINGBO YINZHOU TIN BRONZE BRONZE BELT CO.,LTD	No Match
Tin	Nippon Filler Metals Ltd	No Match
Tin	Nippon Metal Ferrer's	No Match
Tin	Nippon Steel Sumitomo Metal Co., Ltd.	No Match
Tin	Nishihara Science and Engineering	No Match
Tin	NITAH	No Match
Tin	Nohon Superior Co.,	No Match
Tin	NorteÃa de Metales, SA	No Match
Tin	North Star BlueScope Steel, LLC	No Match
Tin	Northern Smelter	No Match
Tin	Novosibirsk Integrated Tin Works	Novosibirsk Integrated Tin Works			KAZ,PER,PHL,RUS
Tin	Novosibirsk Processing Plant Ltd.	FSE Novosibirsk Refinery			ITA,RUS
Tin	Nrudakoto Ltd.	No Match
Tin	Nucor Steel	No Match
Tin	nyrstar	Nyrstar			AUS,CAN,CHL,MEX,PER
Tin	O.M. Ltd.	No Match
Tin	O.M. Manufacturing (Philippines) Co., Inc.	No Match
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	No Match
Tin	Ohio Precious Metals, LLC	Elemetal Refining, LLC	United States	CFSP	BRA,HKG,IDN,JPN,KAZ,PHL,RUS,USA
Tin	Oki Copper and Brass Industry Co., Ltd.	No Match
Tin	OM MANUFACTURING PHILIPPINES,INC	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	OMG	Umicore SA Business Unit Precious Metals Refining	Belgium	CFSP,LBMA
Tin	OMSA	Operaciones Metalurgical S.A.	Bolivia	CFSP	BOL,BRA,CAN,CHN,DRC- Congo (Kinshasa),IDN,JPN,MYS,PER, PHL,RUS,THA
Tin	Osaka asahi metal K.K.	No Match
Tin	Oxbow Metales de Mexico S. de R.L de C.V.	No Match
Tin	Ozawa Kinzoku	No Match
Tin	Padaeng Industry public company limited	No Match
Tin	Palm International	No Match
Tin	PBT	No Match
Tin	PENINSULAR DE LATÃ“N	No Match
Tin	PERUSAHAAN SADUR TIMAH MALAYSIA	No Match
Tin	Phoenix Metal Ltd.	No Match
Tin	PIREKS	No Match
Tin	PISCO	No Match
Tin	Plansee	Plansee	Austria		AUS,AUT,CHN,DEU,EGY,ETH, NER,NGA,RUS
Tin	Poongsan Corporation	No Match
Tin	Posco	No Match
Tin	POSSEHL	No Match
Tin	Prifer Com de Sucata	No Match
Tin	Pro Wu Xianggui Mining Co., Ltd.	No Match
Tin	Productos Minerales del Norte S.A. de C.V.	No Match
Tin	Pro-Tech Korea	No Match
Tin	PT Alam Lestari Kencana	No Match
Tin	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	Indonesia	CFSP,LBMA	CHN,IDN
Tin	PT Aries Kencana Sejahtera	No Match
Tin	PT Artha Cipta Langgeng	No Match
Tin	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri Jaya	Indonesia	CFSP
Tin	PT Babel Inti Perkasa	No Match
Tin	PT Babel Surya Alam Lestari	No Match
Tin	PT Bangka Kudai Tin	No Match
Tin	PT Bangka Prima Tin	No Match
Tin	PT Bangka Putra Karya	No Match
Tin	PT Bangka Timah Utama Sejahtera	No Match
Tin	PT Bangka Tin Industry	No Match
Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	Indonesia	CFSP	IDN
Tin	PT BilliTin Makmur Lestari	No Match
Tin	PT Bukit Timah	PT Bukit Timah	Indonesia	CFSP	AUS,BOL,BRA,CAN,CHN,DRC- Congo (Kinshasa), IDN, MYS, PER,RUS
Tin	PT Cipta Persada Mulia	No Match
Tin	PT Citralogam	No Match
Tin	PT DS Jaya Abadi	No Match
Tin	PT Eunindo Usaha Mandiri	No Match
Tin	PT Fang Di MulTindo	No Match
Tin	PT HP Metals Indonesia	No Match
Tin	PT Inti Stania Prima	No Match
Tin	PT JusTindo	No Match
Tin	PT Karimun Mining	No Match
Tin	PT Kijang Jaya Mandiri	PT Kijang Jaya Mandiri	Indonesia

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	PT Koba Tin	PT Koba Tin	Indonesia		BOL,BRA,CAN,CHN,ESP,IDN,JPN,MYS,PER,PRT,Recycle/Scrap, RUS,Taiwan,THA
Tin	PT Mitra Stania Prima	No Match
Tin	PT NATARI	No Match
Tin	PT Panca Mega Persada	No Match
Tin	PT Pelat Timah Nusantara Tbk	No Match
Tin	PT Prima Timah Utama	No Match
Tin	PT Refined Bangka Tin	PT Refined Banka Tin	Indonesia	CFSP	CHN,IDN
Tin	PT Sariwiguna Binasentosa	No Match
Tin	PT Seirama Tin Investment	No Match
Tin	PT Singkep Times Utama	No Match
Tin	PT Smelting	No Match
Tin	PT Solder Indonesia	No Match
Tin	PT Stanindo Inti Perkasa	No Match
Tin	PT Sukses Inti Makmur	No Match
Tin	PT Sumber Jaya Indah	No Match
Tin	PT Supra Sukses Trinusa	No Match
Tin	PT Tambang Timah	No Match
Tin	PT Tambank	No Match
Tin	PT Tanloaug Timah	No Match
Tin	PT Timah	No Match
Tin	PT Timah (Persero) Tbk Kundur	No Match
Tin	PT Timah (Persero) Tbk Mentok	No Match
Tin	PT Timah Bolivia	No Match
Tin	PT Tinindo Inter Nusa	No Match
Tin	PT Tirus Putra Mandiri	No Match
Tin	PT Tommy Utama	PT Tommy Utama	Indonesia	CFSP
Tin	PT Wahana Perkit Jaya	PT WAHANA PERKIT JAYA	Indonesia	CFSP
Tin	PT Yinchendo Mining Industry	No Match
Tin	PT.KOBA TIN	PT Koba Tin	Indonesia		BOL,BRA,CAN,CHN,ESP,IDN,JPN,MYS,PER,PRT,Recycle/Scrap, RUS,Taiwan,THA
Tin	Pure Technology	No Match
Tin	qanl	No Match
Tin	QianDao Co., Ltd.	No Match
Tin	Qualitek delta philippines inc	No Match
Tin	RAFFMETAL SPA	No Match
Tin	Rahman Hydraulic Tin Berhad	Malaysia Smelting Corporation (MSC)	Malaysia	CFSP	AUS,BOL,BRA,CAN,CHE,CHL,CHN,DRC- Congo (Kinshasa), ESP, IDN,JPN,MYS,NER,NGA,PER,PRT,RWA,THA
Tin	RBT	PT Refined Banka Tin	Indonesia	CFSP	CHN,IDN
Tin	Redring Solder(M) SDN. BHD.	No Match
Tin	REDSUN METAL IND CO.,LTD	No Match
Tin	Reiborudo Co., Ltd.	No Match
Tin	REMELT SOURCES, INC.	No Match
Tin	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	Brazil	CFSP
Tin	Resources (Amp India)	No Match
Tin	REYNOLDS	No Match
Tin	Richard Stenzhorn GmbH	No Match
Tin	Ritchey Metals	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Rohm & Haas R&H Europe Trading AP	No Match
Tin	ROHM AND HAAS ELECTRONIC MATERIALS ASIA LTD	No Match
Tin	RSI	No Match
Tin	RST	No Match
Tin	Rui Da Hung	No Match
Tin	S Company	No Match
Tin	SACAL SPA	No Match
Tin	saitamaken irumasi sayama ke hara	No Match
Tin	Salzgitter	No Match
Tin	Samatron Co., Ltd.	No Match
Tin	Sambo Industry	No Match
Tin	Samhwa Non-ferrorus Metal Ind. Co. Ltd	Gejiu Zi-Li	China		BRA,CHN
Tin	Samtec	No Match
Tin	SAN-ETSU METALS	No Match
Tin	San'etsu Metals Co., Ltd.	No Match
Tin	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D, LTD., CO	No Match
Tin	SARBAK	No Match
Tin	SASAKI SOLDER INDUSTRY CO.,LTD	No Match
Tin	SchlÃtter GmbH & Co. KG	No Match
Tin	Schloetter Co. Ltd.	No Match
Tin	seirenngyousya	No Match
Tin	Seju Industry	No Match
Tin	SELAYANG SOLDER SDN.BHD.	No Match
Tin	Senju Metal Industries Co., Ltd.	No Match
Tin	SEVELAR	No Match
Tin	Severstal	No Match
Tin	Sevotrans	No Match
Tin	SGS BOLIVIA S.A.	No Match
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	No Match
Tin	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	No Match
Tin	ShangDongZhaoJinLiFu noble metal CO.,LTD.	No Match
Tin	Shanghai Baosteel	No Match
Tin	Shanghai Hubao Coppe	No Match
Tin	Shanghai Jiangxi Metals Co. Ltd	Shanghai Jiangxi Metals Co., Ltd.	China		CHN
Tin	Shanghai New Solar	No Match
Tin	Shanghai Yuanhao Surface Finishing Co. Ltd.	No Match
Tin	ShangHai YueQiang Metal Products Co., LTD	No Match
Tin	Shanmao Technology Inc	No Match
Tin	Shao Xing Tian Long Tin Materials Co. LTD.	No Match
Tin	Shapiro Metals	No Match
Tin	Shen Mao Solder (M) Sdn. Bhd.	No Match
Tin	shen zhen qi xiang da hua gong gong si	No Match
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	No Match
Tin	Shenmao Technology Inc.	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Shenzhen Aijiafa Industrial Co., Ltd.	No Match
Tin	Shenzhen Anchen Soldering Tin Product Co., Ltd.	No Match
Tin	SHENZHEN BOSHIDA SODERING TIN INDUUSTRIAL CO,LTD	No Match
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	No Match
Tin	Shenzhen City Thai Industrial CO., LTD.	No Match
Tin	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	No Match
Tin	Shenzhen keaixin Technology	No Match
Tin	Shenzhen new jin spring solder products Co., LTD	No Match
Tin	Shenzhen Qi Xiang Da Chemical Company	No Match
Tin	SHENZHEN RED CLOUD CROWN TIN LIMITED	No Match
Tin	Shenzhen Yi Cheng Industrial	No Match
Tin	Showa Kako	No Match
Tin	Shuer Der Industry (Jiangsu) Co. Ltd.	No Match
Tin	SIGMA	No Match
Tin	Sin Asahi Solder(M)Sdn Bhd	No Match
Tin	Singapore Asahi Chemical & Solder Industries	No Match
Tin	Singapore LME Tin	No Match
Tin	Sinitron Shenmao Solder(M)Sdn Bhd	No Match
Tin	SIP	No Match
Tin	Sipi Metals Corp	No Match
Tin	Sizer Metals PTE LTD.	No Match
Tin	SMIC SENJU MALAYSIA	No Match
Tin	SMM	Sumitomo Metal Mining Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,IDN,JPN,PER,USA
Tin	Snow up to the city of suzhou chemical CO.,LTD.	No Match
Tin	Soft Metais, Ltda.	No Match
Tin	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	Taiwan	CFSP	CAN,CHN,HKG,Taiwan,USA
Tin	Solder Coat Co., Ltd.	No Match
Tin	Solderindo	No Match
Tin	Solder-MIC	No Match
Tin	SOLNET METAL	No Match
Tin	SONGWON	No Match
Tin	SORIMETAL	No Match
Tin	Southwest China Dandong FCOFCO Property Group	No Match
Tin	Spectro Alloys Corporation	No Match
Tin	STANCHEM Sp. j. (trader)	No Match
Tin	Standard Lublin Sp. z o.o.	No Match
Tin	Standard Sp z o.o.	No Match
Tin	Steel Dynamics	No Match
Tin	Stretti	No Match
Tin	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,IDN,JPN,PER,USA
Tin	Sundwigger Messingwerk	No Match
Tin	Super Ligas	No Match
Tin	Suzhou Chemical Co., Ltd.	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Suzhou Feixiang Solder Materials Co., Ltd.	No Match
Tin	Suzhou Roiwow Recycle Technology Company LTD	No Match
Tin	swissmetal	No Match
Tin	Swopes Salvage	No Match
Tin	Taboca	Mineração Taboca S.A.	Brazil	CFSP	BRA,THA
Tin	tai wan qing gao qi ye you xian gong si	No Match
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	No Match
Tin	Taiwan Qing Gao Qi Ye You Xian Gong Si	No Match
Tin	Taiwan Total Co. Ltd.	No Match
Tin	Talcang City Nankang Metal Material Co., Ltd	No Match
Tin	Tambang Timah	No Match
Tin	Tamura Corporation	No Match
Tin	Tanaka Kikinnzoku Kogyo K.K.	No Match
Tin	TAP	No Match
Tin	Tarutin Kester Co., Ltd.	No Match
Tin	TCC steel	No Match
Tin	TDK	No Match
Tin	Technic Inc	No Match
Tin	Teck Metals Ltd	No Match
Tin	TENNANT METAL PTY LTD.	No Match
Tin	Termomecanica	No Match
Tin	Thaisarco	Thaisarco	Thailand	CFSP	AUS,BOL,BRA,CAN,CHL,CHN, DRC- Congo (Kinshasa) IDN,JPN, MAR,MMR,MYS,PER,POL,PRT, RWA,THA
Tin	The Miller Company	No Match
Tin	THOUSAND ISLAND METAL FOIL CO.,LTD	No Match
Tin	Thye Ming Industrial Co.,Ltd	No Match
Tin	ThyssenKrupp Steel	No Match
Tin	Tianjin Huamei	No Match
Tin	TIANSHUI LONGBO BUSINESS & TRADE CO.,LTD.	No Match
Tin	Tim Plating Gejiu	No Match
Tin	Timah	No Match
Tin	Tin Co. Ltd, Minmetals Ganzhou	Minmetals Ganzhou Tin Co. Ltd.			IDN
Tin	Tin Products Manufacturing Co. Ltd.	No Match
Tin	TODINI AND CO SPA	No Match
Tin	Tongding Metal Material Co.,Ltd.	No Match
Tin	Tongling nonferrous Metals Group Co., Ltd	No Match
Tin	TOTAI	No Match
Tin	Toyama, Japan	No Match
Tin	trafilerie carlo gnutti	No Match
Tin	Traxys	No Match
Tin	Trialco Inc.	No Match
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	No Match
Tin	Uchihashi Estec Co., Ltd.	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	Umicore Precious Metal (S) Pte. Ltd.	Umicore SA Business Unit Precious Metals Refining	Belgium	CFSP,LBMA
Tin	Uni Bros Metal Pte Ltd	No Match
Tin	UNIFORCE METAL INDUSTRIAL CORP.	No Match
Tin	UNITED SMELTER	CV United Smelting	Indonesia	CFSP	CHN,DRC- Congo (Kinshasa), IDN,JPN,MYS,PER
Tin	Units year high Technology Co. , Ltd.	No Match
Tin	Univertical Corp	No Match
Tin	Univertical International (Suzhou) Co., Ltd	No Match
Tin	Untracore Co.,Ltd.	No Match
Tin	usugidenkaikougyou Co.,Ltd.	No Match
Tin	Usuginu electrolytic industries	No Match
Tin	VERTEX METALS INCORPORATION	No Match
Tin	Vinto	Empresa Metallurgica Vinto	Bolivia	CFSP	BOL,BRA,CAN,CHN,DEU,DRC- Congo (Kinshasa), IDN, MYS, PER,RUS
Tin	Vishay Intertechnology	No Match
Tin	Vitkovicke slevarny	No Match
Tin	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	No Match
Tin	VQB Mineral and Trading Group JSC	No Match
Tin	Warton Metals Limited	No Match
Tin	Watanabe Plating co.	No Match
Tin	WC Heraeus Hanau	Heraeus Precious Metals GmbH & Co. KG	Germany	CFSP,LBMA	AUS,BOL,CHE,CHL,CHN,DEU HKG,JEY,MYS,PER,USA
Tin	WELLEY	No Match
Tin	Well-Lin Enterprise Co Ltd	No Match
Tin	Wen Cheng Co., Ltd.	No Match
Tin	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	Australia	CFSP,LBMA	AUS,BOL,CHL,CHN,GIN,HKG, PER,PNG,South Korea
Tin	Westfalenzinn	No Match
Tin	Westmetall GmbH & Co.KG	No Match
Tin	White Solder Metalurgia e MineraÃÃ Ltda.	No Match
Tin	Wieland Metals	No Match
Tin	Wieland Werke AG	No Match
Tin	Wilhelm Grillo Handelsgesellschaft mbH	No Match
Tin	Wilhelm Westmetall, Germany	No Match
Tin	Win Tin Co., Ltd. Yongkang Hiroshima	No Match
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	No Match
Tin	Winter Metalle GmbH	No Match
Tin	Wolfram Company CJSC	Wolfram Company CJSC			BRA,CAN,CHN,ETH,IND,NER, RUS,RWA,THA,USA
Tin	Wonil Metal Co Ltd	No Match
Tin	Wooshin Metal	No Match
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	No Match
Tin	WUHU ZHONGYUAN METAL SHEET AND FOIL CO.,LTD	No Match
Tin	Wujiang City Luxu Tin Factory	No Match
Tin	Wuxi Lantronic Electronic Co Ltd	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	WUXI YUNXI SANYE SOLDER FACTORY	No Match
Tin	Xia Yi Metal Industries (shares) Co., Ltd.	No Match
Tin	Xianghualing Tin Industry Co., Ltd.	Xianghualing Tin Co., Ltd.			CHN
Tin	XiHai	No Match
Tin	XIN FURUKAWA METAL(WUXI)CO.,LTD	No Match
Tin	Xin Tongding	No Match
Tin	XIN WANG copper smelter	No Match
Tin	Xingrui Noble Metal Material Co Ltd	No Match
Tin	Xinke precision copper strip Co., Ltd.	No Match
Tin	XiYue	No Match
Tin	XURI	No Match
Tin	Yahataseitetsusho	No Match
Tin	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	No Match
Tin	YAO ZHANG ENTERPRISE CO., LTD.	No Match
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	No Match
Tin	YTMM	No Match
Tin	YUANG-HSIAN METAL INDUSTRIAL CORP.	No Match
Tin	Yuanhao	No Match
Tin	yun nan xi ye gufen youxian gongsi	No Match
Tin	Yun Xi	No Match
Tin	Yunan Tin Group	No Match
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	No Match
Tin	Yunnan Chengo Electric Smelting Plant	No Match
Tin	Yunnan Dianxi Tin Mine	No Match
Tin	YunNan GeJiu Jin Ye Mineral Co.,Ltd	No Match
Tin	YunNan Gejiu Yunxin Electrolyze Limited	No Match
Tin	Yunnan Metallurgical Group Co., Ltd	No Match
Tin	Yunnan Tin Group (Holding) Company Limited	No Match
Tin	YUNNAN TRAVEL WIND NON-FERROUS METAL SHARES LIMITED	No Match
Tin	Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.	No Match
Tin	YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED	No Match
Tin	YUNSIN	No Match
Tin	Yuntinic Chemical GmbH	No Match
Tin	YunXi	No Match
Tin	Yunxin Non-ferrous Electroanalysis Ltd.	No Match
Tin	Yutinic Resources	No Match
Tin	Zhang Yao	No Match
Tin	Zhangzhou Macro Real Non-Ferrous Metals	No Match
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	No Match
Tin	Zhejiang Huangyan Xinqian Electrical Parts Factory	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tin	ZHEJIANG STRONG SOLDER MATERIALS	No Match
Tin	ZHENXIONG COPPER GROUP CO., LTD	No Match
Tin	ZhongShi	No Match
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	No Match
Tin	Zhuhai Co., Ltd. Hai Yuxin Xi	No Match
Tin	Zhuhai Horyison Solder Co.,Ltd	No Match
Tin	Zhuhai Quanjia	No Match
Tin	ZHUZHOU SMELTER GROUP CO., LTD	No Match
Tin	Zi Jin Copper	No Match
Tin	Zong Yang Industrial Co., Ltd.	No Match
Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.	No Match
Tin	Zuhai Horyison Solder Co.,Ltd.	No Match
Tungsten	A.L.M.T. Corp	A.L.M.T. Corp.	Japan	CFSP	AUS,CAN,CHN,ESP,JPN,PER,PRT,Taiwan,USA
Tungsten	A.L.M.T. via Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,IDN,JPN,PER,USA
Tungsten	ACL Metais Eireli	ACL Metais Eireli	Brazil
Tungsten	Air Liquide Far Eastern (ALFE)	No Match
Tungsten	Air Products and Chemicals, Inc.	No Match
Tungsten	AK Steel Corp.	No Match
Tungsten	Alloys Imphy	No Match
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	No Match
Tungsten	ALMT Corp	A.L.M.T. Corp.	Japan	CFSP	AUS,CAN,CHN,ESP,JPN,PER,PRT,Taiwan,USA
Tungsten	Alta Group	No Match
Tungsten	Altlantic Metals	No Match
Tungsten	Asia Tungsten Products Vietnam Ltd.	No Match
Tungsten	Atlantic Metals and Alloys, Inc.	No Match
Tungsten	AVX Corporation	No Match
Tungsten	Axis Material Limited	No Match
Tungsten	BeiJing General Research Institute of Mining & Metallurgy	No Match
Tungsten	Beijing Zenith Materials Co. Ltd.	No Match
Tungsten	Bejing Tian-long	No Match
Tungsten	Bruweiler Precise Sales Co.	No Match
Tungsten	Buffalo Tungsten	No Match
Tungsten	Cabot Corporation	No Match
Tungsten	Canon-Muskegon Corp	No Match
Tungsten	CB-Ceratizit CN	No Match
Tungsten	Central Glass(2nd) GANZHOU SINDA W&Mo Co,.Ltd. (1st)	No Match
Tungsten	CeramTec	No Match
Tungsten	Ceratizit S.A	Gejiu Zi-Li	China		BRA,CHN
Tungsten	ChangChun up-optech	No Match
Tungsten	CHENGDU HONG BO INDUSTRIAL CO., LTD.	No Match
Tungsten	Chengdu Hongbo Industrial co,Ltd	No Match
Tungsten	Chengtong Electrical Appliance Factory	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	No Match
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CFSP,TICMC	CAN,CHN,PER,RUS,THA
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd	No Match
Tungsten	COOKSON SEMPSA	No Match
Tungsten	CTP Industries	No Match
Tungsten	CWB Materials	No Match
Tungsten	DAIDO STEEL	No Match
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	No Match
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	China	TICMC	CHN
Tungsten	Degutea	No Match
Tungsten	Duoluoshan	Duoluoshan Sapphire Rare Metal Co., Ltd.	China	CFSP	BOL,BRA,CHN,ETH,IND,JPN,MYS,NER,NGA,RWA,THA
Tungsten	Emei Hengdong	No Match
Tungsten	Evraz Stratcor, Inc.	No Match
Tungsten	Exotech.Inc	Exotech Inc.	United States	CFSP	USA
Tungsten	First Copper Technology Co., Ltd.	No Match
Tungsten	Fort Wayne Wire Die, Inc.	No Match
Tungsten	Foshan Nanhai Xihai Metal material Co., Ltd.	No Match
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	China	CFSP	AUS,CHN
Tungsten	Gallatin Steel	No Match
Tungsten	Ganxian Shirui New Material Co., Ltd.	Ganxian Shirui New Material Co., Ltd.	China
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	No Match
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	No Match
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	No Match
Tungsten	GANZHOU HONGFEI W&Mo MATERIALS CO.,LTD.	No Match
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	No Match
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	No Match
Tungsten	Ganzhou Non-Ferrous Metals Smelting Co Ltd.	No Match
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	No Match
Tungsten	Ganzhou Sinda W&Mo Co., Ltd.	No Match
Tungsten	GANZHOU TEJING TUNGSTEN & MOLYBDENUM CO.,LTD	No Match
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	No Match
Tungsten	Gerard Daniel Worldw	No Match
Tungsten	Global Tungsten & Powders Corp.	No Match
Tungsten	Golden Egret	No Match
Tungsten	Graphite India Limited	No Match
Tungsten	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd	No Match
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tungsten	H.C. Starck GmbH	H.C. Starck GmbH	Germany	CFSP	AUS,BOL,BRA,CAN,CHN,DEU, ESP,EST,ETH,IND,JPN,MOZ, NAM,PER,PRT,RUS,RWA,SLE, THA,USA,ZWE
Tungsten	Han River Pelican Pelican State Alloy Co., Ltd.	No Match
Tungsten	Hitachi Ltd.	No Match
Tungsten	Hi-Temp	Hi-Temp Specialty Metals, Inc.	United States	CFSP	AUS,BOL,BRA,CHN,ETH,IND, MOZ,NAM,RWA,SLE,USA,ZWE
Tungsten	Hunan Chaungda	No Match
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	China	CFSP
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Group Co., Ltd.	China		CHN
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China	CFSP,TICMC
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	No Match
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	China	CFSP	CHN,JPN
Tungsten	Hydrometallurg, JSC	No Match
Tungsten	IBG China	No Match
Tungsten	IES Technical Sales	No Match
Tungsten	ILJIN DIAMOND CO., LTD	No Match
Tungsten	Integrated Circuit	No Match
Tungsten	Izawa Metal Co., Ltd	No Match
Tungsten	Jada Electronics Ltd.	No Match
Tungsten	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	Japan	CFSP	CAN,CHN,RUS,THA
Tungsten	JFE Steel Corporation	No Match
Tungsten	Jian De City hengshan Tungsten Industry Co.,Ltd	No Match
Tungsten	Jiangsu Hetian Technological Material Co.,Ltd	Jiangsu Hetian Technological Material Co.,Ltd	China		CHN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	No Match
Tungsten	Jiangxi Copper Company Limited	No Match
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	No Match
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China		CHN
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	No Match
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	No Match
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	No Match
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	No Match
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	No Match
Tungsten	Jilin Sichuan	No Match
Tungsten	Jiujiang Tanbre	Jiujiang Tanbre Co., Ltd.	China	CFSP	CHN,DRC- Congo (Kinshasa)
Tungsten	JX Nippon Mining & Metals Co., Ltd	JX Nippon Mining & Metals Co., Ltd.	Japan	CFSP,LBMA	CHL
Tungsten	Kanto Denka Kogyo Co., Ltd.	No Match
Tungsten	Kennametal Fallon	Kennametal Fallon	United States	CFSP,TICMC	BOL,CHN,PRT,Recycle/Scrap, RUS,USA
Tungsten	Kennametal Huntsville	No Match
Tungsten	Kyoritsu Gokin Co. Ltd.	No Match
Tungsten	KYORITSU GOKIN CO.,LTD.	No Match

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	No Match
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	No Match
Tungsten	Maruichi Steel Tube Ltd. Co.	No Match
Tungsten	Metallo Chimique	Metallo Chimique	Belgium		BEL,CHN,DRC- Congo (Kinshasa), MYS,PER,RUS,THA
Tungsten	Meterion Advanced Materials Thin Film Products	Materion	United States	CFSP	BRA,CAN,CHL,CHN,USA
Tungsten	Micro 100	No Match
Tungsten	Midwest Tungsten Wire Co.	No Match
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	Minmetals Ganzhou Tin Co. Ltd.			IDN
Tungsten	Minpro AB	No Match
Tungsten	Mitsui Mining & Smelting	Mitsui Mining and Smelting Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,CHN,JPN
Tungsten	Moliren Ltd	Moliren Ltd	Russia
Tungsten	MSC	No Match
Tungsten	Nanchang Cemented Carbide Limited Liability Company	China Minmetals Nonferrous Metals Co Ltd			CHN
Tungsten	Niagara Refining LLC	No Match
Tungsten	Nihon Superior Co., Ltd.	No Match
Tungsten	NingHua XingluoKeng TungSten Mining CO., LID	Xiamen Tungsten Co., Ltd.	China	CFSP	AUS,BOL,BRA,CAN,CHN,DEU, ESP,JPN,MEX,NER,NGA,PER,PRT,RUS,RWA,THA,USA,Vietnam
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	China	CFSP	AUS,BDI,BRA,CHE,CHN,ETH, MOZ,MYS,NER,NGA,RWA
Tungsten	Nippon Micrometal Corporation	No Match
Tungsten	North American Tungsten Corporation Ltd.	North American Tungsten	Canada		CAN,CHN,JPN
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	No Match
Tungsten	Philippine Chuangin Industrial Co., Inc.	Philippine Chuangin Industrial Co., Inc.	Philippines
Tungsten	Plansee	Plansee	Austria		AUS,AUT,CHN,DEU,EGY,ETH, NER,NGA,RUS
Tungsten	Pobedit JSC	Wolfram Company CJSC			BRA,CAN,CHN,ETH,IND,NER, RUS,RWA,THA,USA
Tungsten	Pobedit, JSC	No Match
Tungsten	Praxair Electronics	No Match
Tungsten	PT Stanindo Inti Perkasa	No Match
Tungsten	PT Timah	No Match
Tungsten	S.V Engg	No Match
Tungsten	Saganoseki Smelter & Refinery	JX Nippon Mining & Metals Co., Ltd.	Japan	CFSP,LBMA	CHL
Tungsten	Sandvik Material Technology	No Match
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	No Match
Tungsten	Sichuan Metals & Materials Imp & Exp Co	No Match
Tungsten	Sincemat Co, Ltd	No Match
Tungsten	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	Taiwan	CFSP	CAN,CHN,HKG,Taiwan,USA
Tungsten	Soleras	No Match
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	South-East Nonferrous Metal Company Limited of Hengyang City	China
Tungsten	Sumitomo Electric Industries	Sumitomo Metal Mining Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,IDN,JPN,PER,USA
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	A.L.M.T. Corp.	Japan	CFSP	AUS,CAN,CHN,ESP,JPN,PER,PRT,Taiwan,USA
Tungsten	Sumitomo Metal Mining Co. Ltd.	Sumitomo Metal Mining Co., Ltd.	Japan	CFSP,LBMA	AUS,CAN,CHL,IDN,JPN,PER,USA

Metal	Smelter Name Reported	Official Smelter Name	Smelter Location	Certifying Body	Country of Origin by Country Code
Tungsten	Sunaga Tungsten	No Match
Tungsten	Sylham	No Match
Tungsten	TaeguTec LTD.	No Match
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	No Match
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	No Match
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	No Match
Tungsten	Telex	Telex Metals	United States	CFSP	KAZ,Recycle/Scrap,RUS,USA
Tungsten	Thaisarco	Thaisarco	Thailand	CFSP	AUS,BOL,BRA,CAN,CHL,CHN,DRC- Congo (Kinshasa), IDN ,JPN, MAR,MMR,MYS,PER,POL,PRT, RWA,THA
Tungsten	ThyssenKrupp Steel	No Match
Tungsten	Toshiba Material Co., Ltd	No Match
Tungsten	Tosoh	No Match
Tungsten	Trans-Global	No Match
Tungsten	Triumph Northwest	No Match
Tungsten	ugitech	No Match
Tungsten	ULVAC Inc.	No Match
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	No Match
Tungsten	Voss Metals Company, Inc.	No Match
Tungsten	Wah Lee Industrial Corp.,	No Match
Tungsten	Western Metal Materials Co.,ltd	No Match
Tungsten	Williams Brewster	Materion	United States	CFSP	BRA,CAN,CHL,CHN,USA
Tungsten	Wolfram Bergbau und HÃtten AG	No Match
Tungsten	Wolfram Company CJSC	Wolfram Company CJSC			BRA,CAN,CHN,ETH,IND,NER, RUS,RWA,THA,USA
Tungsten	Woltech Korea Co., Ltd.	Woltech Korea Co., Ltd.	South Korea
Tungsten	Wort Wayne Wire Die	No Match
Tungsten	W-Sié	No Match
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	No Match
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	No Match
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	No Match
Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	China	CFSP	AUS,BOL,BRA,CAN,CHN,DEU, ESP,JPN,MEX,NER,NGA,PER,PRT,RUS,RWA,THA,USA,Vietnam
Tungsten	XiHai	No Match
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	CFSP,TICMC	CHN
Tungsten	Yoo Chang Metal Industries Co Ltd.	No Match
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	No Match
Tungsten	ZHUZHOU DECHENG NONFERROUS METALS INDUSTRY CO., LTD.	No Match